FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act File Number: 811-3489
                                     --------

                         The Wright Managed Equity Trust
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     ------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
    -------------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                ----------------
                         (Registrant's Telephone Number)

                                   December 31
                                  -------------
                             Date of Fiscal Year End

                                December 31, 2004
                               --------------------
                            Date of Reporting Period

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ITEM 1. REPORTS TO STOCKHOLDERS

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS



                           ANNUAL REPORT
                         ---------------------
                           DECEMBER 31 , 2004

                  THE WRIGHT MANAGED EQUITY TRUST
                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST
                           o   Wright U.S. Government Near Term Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-------------------------------------------------------------------------------



THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSISTS OF THREE EQUITY FUNDS FROM THE WRIGHT MANAGED EQUITY TRUST AND THREE FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE SIX FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright" or the "Adviser"). All 25,000 global companies (covering 50 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) seeks to enhance total investment return of price appreciation plus income. The fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the fund's investment. The Adviser seeks to outperform the Standard & Poor's 400 Index (S&P
400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index (S&P 500) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

THREE FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of between one and three years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly. The fund's benchmark is the Lehman U.S. Government 1-3 Year Bond Index.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the best total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The fund's benchmark is the Lehman U.S. Aggregate Bond Index.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The funds benchmark is the Lehman GNMA Backed Bond Index.



                         WRIGHT MANAGED INVESTMENT FUNDS
                         WRIGHT INVESTORS SERVICE, INC.
                  WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
                             EATON VANCE MANAGEMENT

                                 PRIVACY POLICY

-------------------------------------------------------------------------------

Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

  o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

  o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

  o We have adopted policies and procedures (including physical, electronic and procedural safeguards) that are designed to protect the confidentiality of this information.

For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

TABLE OF CONTENTS
-------------------------------------------------------------------------------



Investment Objectives..............................inside front & back cover
Letter to Shareholders.....................................................2
Management Discussio.......................................................3
Performance Summaries......................................................8
Fund Expenses.............................................................13
Management and Organization...............................................62

                           FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST

   WRIGHT SELECTED BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................16
     Statement of Assets & Liabilities.........19
     Statement of Operations...................19
     Statement of Changes in Net Assets........20
     Financial Highlights......................21

   WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................22
     Statement of Assets & Liabilities.........25
     Statement of Operations...................25
     Statement of Changes in Net Assets........26
     Financial Highlights......................27

   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................28
     Statement of Assets & Liabilities.........30
     Statement of Operations...................30
     Statement of Changes in Net Assets........31
     Financial Highlights......................32

   NOTES TO FINANCIAL STATEMENTS...............33

   INDEPENDENT AUDITORS' REPORT................37


THE WRIGHT MANAGED INCOME TRUST
     Wright U.S. Government Near Term Fund
     Portfolio of Investments..................40
     Statement of Assets & Liabilities.........41
     Statement of Operations...................41
     Statement of Changes in Net Assets........42
     Financial Highlights......................43

   WRIGHT TOTAL RETURN BOND FUND
     Portfolio of Investments..................44
     Statement of Assets & Liabilities.........48
     Statement of Operations...................48
     Statement of Changes in Net Assets........49
     Financial Highlights......................50

   WRIGHT CURRENT INCOME FUND
     Portfolio of Investments..................51
     Statement of Assets & Liabilities.........54
     Statement of Operations...................54
     Statement of Changes in Net Assets........55
     Financial Highlights......................56

   NOTES TO FINANCIAL STATEMENTS...............57

   INDEPENDENT AUDITORS' REPORT................61

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                    January 2005



Dear Shareholders:

         Putting aside the concerns that kept stock prices fairly flat over 2004's first 10 months - a slowing economy, the weak dollar, higher energy and commodities prices, a bitter election campaign, and Iraq - investors ended 2004 on a strong note, propelling the major stock market indexes to three-year highs near year end. It helped that oil prices retreated some 20% off their highs by December 31 and that, after the second quarter's "slow patch," the U.S. economy regained its form in the second half. The Federal Reserve's five increases in short-term interest rates in 2004 raised the federal funds rate from a 45-year low of 1% in late June to 2.25% by the end of the year, with two 25 basis-point increases coming in the fourth quarter.

         But the big story for the stock market in 2004 was the healthy increase seen in corporate profits. Earnings for the S&P 500 companies are estimated to have increased about 20% in 2004, including an impressive 15% increase projected in the fourth quarter. Unlike the typical year, during which earnings estimates prove to be optimistic, in 2004 earnings generally came in above estimates throughout the year, lending support to our forecast of earnings gains near 10% in 2005. On record profits, S&P 500 companies raised dividends 12% this past year, the largest increase since 1989. Increased cash flows were also used to rebuild corporate balance sheet strength; the latest Federal Reserve figures show corporate debt at a five-year low relative to GDP.

         For a third straight year, the dollar lost value against the major currencies of the world during 2004. Although 2004's decline was smaller than the prior two years' and the greenback began 2005 with its best rally in 2 1/2 years, more declines are likely in 2005, probably of a moderate magnitude. In any case, we do not believe that dollar weakness will pose an overwhelming risk to the U.S. capital markets in 2005, although stubborn U.S. trade and budget deficits could push the cost of capital marginally higher this year. In the end, though, this risk must be balanced against the U.S.'s many strengths - military might, free markets, liquidity, strong productivity, low inflation and political stability - and is ultimately subordinate to domestic economic fundamentals - which we believe are mostly positive.

         WIS analysts currently forecast GDP growth in a range of 3%-3.5% for 2005, with a modestly better jobs market and no serious inflation problem developing. Businesses have gained some pricing power, and combined with some upward pressure on prices due to the weak dollar, this could produce a slightly higher rate of core inflation - but only around 2.0%, compared with 1.5% in 2004. Overall inflation should ease on the basis of lower energy prices. In this benign inflation environment, the Fed should be able to proceed on its course of "measured" interest rate hikes. While this climate is not particularly negative for bonds, current low yields and tight spreads probably offer less room for appreciation than in 2004. For the Lehman aggregate, a return in the 3% range, ahead of expected inflation but behind 2004's 4.3% return, is indicated.

         With respect to stocks, we look for another year of healthy gains in corporate profits - on the order of 8%-10% for the S&P 500 - powering equity returns that should be comfortably ahead of inflation and fixed-income returns and might even match last year's 10%+ return if conditions break right. There is a good chance, in Wright's view, that foreign markets will provide better dollar returns than U.S. stocks for a fourth straight year. On balance, the investment outlook is sufficiently strong to keep investors favorably disposed toward stocks. As always, I invite your questions and suggestions on how we can better serve your investment needs.

                                                 Sincerely,

                                                 /s/Peter M. Donovan
                                                 ------------------
                                                 Peter M. Donovan
                                                 President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------


EQUITY FUNDS

Stuck in a trading range for much of 2004, the U.S. stock market finished the year with a strong fourth quarter. The late rally, which accounted for almost all of the market's return for 2004, took stocks to the highest levels in more than three years. The S&P 500 provided a total return of just over 9% for the quarter and close to 11% for the year. Nasdaq was stronger in the quarter with a 15% return, but lagged the S&P 500 a bit for the year with a 9% return. The Dow Jones Industrials returned almost 8% in Q4 and about 4% for the year. As a class, small stocks were the star performers in 2004. The S&P MidCap 400 and SmallCap 600 both reached all-time highs close to year end; double-digit gains in both indices in Q4 resulted in full-year returns of 16% for the MidCaps and 23% for the SmallCaps. Returns to U.S. investors from international markets were given a boost by the dollar's depreciation last year. The MSCI World ex U.S. index returned 15% in Q4 and 20% for the year in dollars.

Healthy corporate profits were the prime driver in 2004's stock market advance. Earnings for S&P 500 companies are estimated to have increased 20% last year. This strong showing was enough to offset a modest correction in P/E multiples. For the first three quarters of the year, investors stayed cautious because of a wavering economy, uncertainties surrounding the 2004 presidential election and rising oil prices. One of the sparks for the fourth-quarter stock market rally may have been the reelection of President Bush, an outcome many investors saw as raising the chances of stock-friendly policies. A retreat in oil prices and the general tone of economic data - one suggesting that the expansion would continue to move ahead in 2005 - also provided support for equity prices late in the year.

We look for stock returns to be nicely ahead of inflation and bond returns in 2005. Even though S&P 500 profit growth may slow by half from the 20% pace achieved in 2004, earnings should increase enough to support stock prices. Adding in a modest dividend yield (currently about 1.8%) and assuming P/E multiples remain fairly level, stock returns this year could approach 2004's. (We don't expect P/E multiples to go much higher in the near term, as investors burned by the 1990s' bubble remain wary of bidding up valuations.) Even a more conservative forecast assuming a modest correction in multiples as interest rates edge higher could get stock returns to the 6%-8% range for the coming year, still ahead of inflation and expected bond returns. There is a good chance, in our view, that foreign markets will again provide a better return than the S&P 500 this year.

                                              2004   2003    2002    2001   2000    1999    1998   1997    1996    1995
   Total Return                               Year   Year    Year    Year   Year    Year    Year   Year    Year    Year
--------------------------------------------------------------------------------------------------------------------------------

   Wright Selected Blue Chip Fund
     (WSBC)                                   15.7%  30.1%  -17.0%  -10.2%  10.8%   5.8%    0.1%   32.7%   18.6%   30.3%
   Wright Major Blue Chip Fund
     (WMBC)                                   12.4%  23.2%  -24.5%  -16.9% -12.5%   24.0%   20.4%  33.9%   17.6%   29.0%
   Wright International Blue Chip Fund
     (WIBC)                                   17.7%  32.0%  -14.5%  -24.2% -17.6%   34.3%   6.1%   1.5%    20.7%   13.6%



WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The S&P MidCap 400 did better than the S&P 500 in the fourth quarter of 2004 after two quarters of lagging performance; the MidCaps also had a superior return for the full year. The Wright Selected Blue Chip Fund (WSBC), which is managed as a mid-cap blend fund, returned 12.8% in the October-December period, edging out the 12.2% return for the S&P MidCap 400 and the 11.8% average return of 28 mid-cap blend funds in the Morningstar database. For all of 2004, the WSBC returned 15.7%, modestly behind the 16.5% for the S&P MidCap 400 and 16.0% for the Morningstar benchmark.

In the fourth quarter of 2004, the WSBC Fund's return was better than the S&P MidCap 400's in eight out of ten market sectors, accounting for the Fund's superior performance. Notably, strong gains by a number of specialty retailers (e.g., Abercrombie & Fitch, American Eagle Outfitters) and home builders (e.g., Toll Brothers) contributed to good results in the consumer discretionary sector, and Copart and Pentair were issues that helped boost results in the industrial sector. Good selection in the consumer discretionary and industrial sectors was key to the strong results for the year also, offsetting laggard performance in financials and health care. The Fund's performance for the fourth quarter and the year was also affected by an increase in turnover in the Fund reflecting the greatest turnover in the S&P MidCap 400 benchmark (37 stocks, 13% of the MID's market cap) since 2001. On a gross basis, i.e., ex fund expenses, WSBC had a higher return than the S&P MidCaps last year.

Over the last five years, the S&P MidCap 400 has far outperformed the S&P 500 with a +9.5% annual rate of return compared to the large-cap index's -2.3% annual rate. Mid-cap valuations are now slightly higher than large-cap, which we believe makes careful stock selection in this sector all the more important. At the start of 2005, the holdings in the WSBC had a better record of growth and profitability than the S&P MidCaps and comparable growth prospects. However, the WSBC's forward P/E multiple was nearly two points lower on both a weighted portfolio and median basis.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher quality issues in the index. In the fourth quarter of 2004, as U.S. stocks rallied, the WMBC returned 10.9%, a better showing that the 9.2% return for the S&P 500 and 8.8% for an average of 155 large-cap blend funds in the Morningstar data base. The WMBC also outperformed the benchmarks for the year, returning 12.4% compared with 10.9% for the S&P 500 and 9.4% for the Morningstar average.

The WMBC Fund's strong fourth-quarter showing relative to its S&P 500 benchmark was entirely due to strong stock selection. This was especially true in the consumer staples and health care sectors, two of the S&P 500's weakest groups in the period, where the Fund's return was significantly higher than the benchmark's. Among specific issues making positive contributions were UnitedHealth Group (+19%), WellPoint Health Networks (+19%, acquired) and Humana (+50%) in health care and Altria (+31%) and Archer Daniels Midland (+32%) in consumer staples. On the other hand, a slightly overweight position in energy stocks, the weakest S&P 500 sector for the quarter, detracted from WMBC performance. Good stock selection in the majority of sectors also drove the superior performance for the full year, with consumer staples and health care again leading the way; a lagging performance in its telecom selections (e.g., CenturyTel, sold before the end of the year, Nextel and BellSouth) shaved a bit from WMBC's premium return for all of 2004.

As the economic expansion ages, earnings growth is expected to slow and short-term interest rates are likely to rise in 2005. In our view, this means that fundamentals such as quality of earnings and sustainable growth will become even more important in determining stock price performance. WIS's selection process, which is always tilted toward higher quality issues, has yielded a portfolio of stocks whose median historic profitability and growth at December 31, 2004 were considerably better than the S&P 500's and whose expected growth was as good. The WMBC portfolio represents a superior value, with a median forward P/E of 15 compared to 17 for the benchmark.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Reinforcing the case for diversity in investment holdings, the MSCI World ex U.S. index (in dollars) outperformed the S&P 500 in the fourth quarter and for all of 2004, due in part to a boost from the depreciation of the dollar. The Wright International Blue Chip Fund (WIBC) returned 14.8% in the fourth quarter of 2004, midway between the MSCI World ex U.S. index (15.2%) and an average of 106 international large-cap blend equity funds in the Morningstar database (14.4%). For all of 2004, the WIBC Fund returned 17.7%, matching the return of the Morningstar average but behind the 20.4% for the MSCI index.

In the fourth quarter of 2004, WIBC's performance was aided by good stock selection in health care and energy, among the industry sectors where WIBC outperformed the benchmark. Being overweight in the strong U.K. and euro region markets also helped. Some drag on performance came from Japan, specifically WIBC's holdings of Toyota and Honda, which were weak performers. Earlier in the year, the Fund's relative performance was aided by its positioning in the Japanese market, but was hurt by an underweighting in small and mid-cap stocks, which fared well. Also in the first half of 2004, an overweight position in Europe, which had a weak first quarter, and a poor showing by European financial stocks detracted from Fund performance.

WIS continues to see international markets as relatively attractive compared to the U.S. on a valuation basis. WIBC's allocation to euro markets was recently increased in anticipation of improved performance there, even if the dollar is stable. The position in Japan has been increased as well, while profits have been taken in Switzerland, the U.K. and Australia, and in China/Hong Kong, where the government is making efforts to slow an overheating economy. An expected continuation of the relatively low interest rate environment has prompted an increased weight in financial issues, while industrials have been reduced because of possible negative fallout (i.e., soft exports) from the weak dollar.

FIXED-INCOME FUNDS

Bonds achieved positive returns in the fourth quarter of 2004, although they lagged behind stocks by a good margin. The Lehman U.S. Aggregate bond index returned just under 1.0% for the quarter. For the year, the index returned 4.3%. In the latest three months, the yield curve continued to flatten, with the yield on the ten-year Treasury rising just 10 basis points while the two-year yield rose 40 bps. For the entire year, the yield on the ten-year Treasury was virtually unchanged, but rates on shorter maturities rose in response to Fed tightening. The net result for 2004: the spread between the two- and ten-year T-bonds narrowed by about 115 basis points. For both the quarter and the year, longer maturities outperformed short and intermediate issues, and lower-quality issues did better than high-quality. In the fourth quarter, corporate and mortgage-backed issues both returned about 1.3%; Treasury and agency securities lagged with returns of 0.4% and 0.6%, respectively. For all of 2004, corporates and mortgage-backed also led the Lehman Aggregate.

The rise in bond yields expected for last year was dampened by a "soft patch" in the economic expansion. Although the economy began to pull out of this slowdown about mid-year, a stop-and-go recovery in jobs has kept worries about a booming economy and runaway inflation to a minimum. The Federal Reserve raised interest rates twice during the fourth quarter, bringing the fed funds target to 2.25%. But even with five rate hikes since tightening began in June, monetary policy is still easy. The Fed justifies this "measured" tightening by the fact that inflation and inflation expectations are well contained. The core PCE deflator increased at a modest 1.5% for the 12 months through November. In the fourth quarter, the weak dollar had investors worried that U.S. interest rates would have to rise to attract foreign capital to fund U.S. budget and trade deficits, but these concerns were not serious enough to overwhelm factors favorable for bonds.

Inflation does not look to be a major problem for 2005. Some improvement in business's pricing power and upward pressure on prices from the weak dollar could produce a slightly higher rate of core inflation - around 2% compared to 1.5% in 2004. Under this scenario, the Fed should be able to proceed slowly in moving toward a neutral monetary policy (although more aggressive tightening is possible if inflation threatens to pick up). The economic environment we foresee for 2005 is not particularly negative for bonds, but current low yields and tight spreads probably offer less room for appreciation than in 2004. We also expect more flattening of the yield curve. For the Lehman Aggregate, a return in the 2.5% to 3% range, ahead of inflation but behind 2004's 4.3%, is forecast.

                                              2004   2003    2002    2001   2000    1999    1998   1997    1996    1995
   Total Return                               Year   Year    Year    Year   Year    Year    Year   Year    Year    Year
----------------------------------------------------------------------------------------------------------------------------------

   Wright U.S. Gov't. Near-Term Bond Fund
     (WNTB)                                   0.4%   0.6%    5.4%    6.8%   6.9%     1.9%   6.0%   5.9%    3.9%    11.9%
   Wright Total Return Bond Fund
     (WTRB)                                   3.5%   3.3%    9.0%    5.0%   10.6%   -3.9%   9.6%   9.3%    0.9%    22.0%
   Wright Current Income Fund
     (WCIF)                                   3.3%   1.7%    7.7%    7.2%   10.3%    0.5%   6.5%   8.6%    4.4%    17.5%




WRIGHT U.S. GOVERNMENT NEAR TERM FUND

The Wright U.S. Government Near-Term Fund (WNTB) is positioned to offer an alternative to money market funds. The Fund will have some price fluctuation, but it typically has less sensitivity to changes in interest rates than longer maturity funds. With interest rates rising by about 40 to 50 basis points in the one-to-two year maturity range, where the WNTB Fund is positioned, WNTB returned just 0.1% for Q4. This was about the same as the Lehman 1-3 year government bond index and a little behind the 0.2% return for an average of 64 Morningstar government bond funds with an average maturity between one and three years. For the full year, WNTB returned 0.4% compared to 1.1% for the Lehman Government index and 1.0% for the Morningstar benchmark.

In anticipation of rising interest rates, WNTB was positioned at a slightly shorter duration (1.5 years) than the Lehman benchmark (1.8 years) over the course of the fourth quarter. (A short duration in the first quarter of 2004, when interest rates declined, detracted from the Fund's performance for the year.) To pick up extra yield, the Fund held about 24% of its assets in mortgage-backed securities. In the third quarter, WNTB added whole loan adjustable rate mortgages (non-Agency mortgage-backed securities of short duration, rated AAA) to its holdings and during the fourth quarter this position was increased to about 9%. The Fund also held Treasury (35% of assets) and Agency (32%) securities. As 2005 began, the Fund had a slightly short (about a quarter year) duration, a strategy that is subject to change as the interest rate environment unfolds. The Fund is expected to continue to overweight non-Treasury sectors. The WNTB Fund had an indicated annual yield of 3.3% at year end.

WRIGHT TOTAL RETURN BOND FUND

As yields moved higher in the fourth quarter of 2004, the Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned 0.8% for the period. This was a little behind the 1.0% return for the Lehman U.S. Aggregate Bond Composite but matched the 0.8% return indicated for an average of 186 total return bond funds in the Morningstar database. For all of 2004, the WTRB Fund returned 3.5%, in line with the 3.7% for the Morningstar benchmark, but behind the 4.3% return for the Lehman Aggregate. (For both the quarter and the year, the Fund's shortfall in performance compared to the Lehman Aggregate can be attributed to Fund expenses.)

With interest rates rising in the fourth quarter, the WTRB Fund maintained the slightly short duration position (4.1 years) relative to the Lehman Aggregate that was established in the third quarter. (The Fund's full-year performance was shaved a bit by a first-quarter shortfall resulting from a premature short positioning for higher rates.). An overweight position in corporates (32% of Fund holdings at year end), which outperformed the Aggregate, had a positive effect. The Fund was about neutral in mortgage-backed securities (37%) and agencies (10%) and underweight in Treasuries (7%). The Fund increased its position (7%) in whole-loan adjustable-rate mortgages (non-Agency mortgage-backed securities of short duration, rated AAA), which offer an attractive yield. Also, a small (about 2%) position in commercial mortgage-backed securities was added. The Fund is likely to stay overweight in non-Treasury issues to capture extra yield; although further tightening of spreads is possible, from current levels it will be limited. The Fund's short duration at year end is subject to adjustment as the interest environment changes over the course of the year.

WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) is generally managed to be almost entirely invested in GNMA issues - mortgage-based securities, known as Ginnie Mae's, with explicit backing from the Federal government. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. During the fourth quarter of 2004, the Wright U.S. Government Intermediate Fund was merged into the WCIF. As a result, at year end, the WCIF had about a 10% position in Agency issues and about 2% in Treasuries. These positions are expected to be gradually eliminated.

Mortgage-backed issues outperformed the Lehman Aggregate slightly for both the fourth quarter and all of 2004. For the latest three months, WCIF returned 0.9% compared to 1.2% for the Lehman Ginnie Mae index and 0.8% for the average of all 60 Morningstar government mortgage funds. For all of 2004, WCIF returned 3.3%, compared to 4.4% for the Lehman benchmark and 3.4% for the Morningstar average. At the end of the year, the WCIF's duration and average life were shorter than the Lehman benchmark. With interest rates expected to rise modestly in 2005, reducing the risk of mortgage prepayments, it is expected that the Fund's holdings will be tilted toward higher-coupon issues to pick up extra income. At the end of 2004, the WCIF Fund had an indicated annual yield of 4.3%, making it attractive for income-oriented investors.



U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/95         5117.12               5.58%
      12/31/96         6448.27               6.43%
      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      12/31/03       10,453.92               4.25%
      12/31/04       10,783.01               4.22%

PERFORMANCE SUMMARIES
------------------------------



                               IMPORTANT

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

-------------------------------------------------------------------------------

WRIGHT  SELECTED  BLUE CHIP  EQUITIES  FUND
Growth of $10,000  Invested  1/1/95 Through 12/31/04

                                                                             Average Annual Total Return
                                                                       --------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
---------------------------------------------------------------------------------------------------------------------------
       WSBC
         - Return before taxes                                             15.73%          4.45%          10.44%
         - Return after taxes on distributions                             14.87%          2.88%           7.87%
         - Return after taxes on distributions and sales of fund shares    11.90%          2.88%           7.87%
       S&P MidCap 400                                                      16.48%          9.54%          16.10%




The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/94 would have grown to $27,006 by December 31, 2004.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date          Wright Selected      S&P MidCap
                 Blue Chip Fund          400

12/31/94          $10,000              $10,000
12/31/95          $13,034              $13,095
12/31/96          $15,454              $15,609
12/31/97          $20,508              $20,644
12/31/98          $20,536              $24,590
12/31/99          $21,718              $28,210
12/31/2000        $24,052              $33,149
12/31/2001        $21,611              $32,948
12/31/2002        $17,942              $28,166
12/31/2003        $23,336              $38,199
12/31/2004        $27,006              $44,493
-------------------------------------------------------------------------------


WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000  Invested  1/1/95 Through 12/31/04

                                                                                Average Annual Total Return
                                                                        ------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
-------------------------------------------------------------------------------------------------------------------------
       WMBC
         - Return before taxes                                             12.36%         -5.35%          8.70%
         - Return after taxes on distributions                             12.17%         -5.61%          6.40%
         - Return after taxes on distributions and sales of fund shares     9.74%         -5.66%          6.40%
       S&P 500                                                             10.88%         -2.30%         12.07%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND on 12/31/94 would have grown to $23,032 by December 31, 2004.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date     Wright Major Blue
                Chip Fund          S&P 500

  12/31/94      $10,000            $10,000
  12/31/95      $12,898            $13,758
  12/31/96      $15,173            $16,912
  12/31/97      $20,311            $22,560
  12/31/98      $24,460            $29,007
  12/31/99      $30,317            $36,112
  12/31/2000    $26,511            $31,915
  12/31/2001    $22,038            $28,122
  12/31/2002    $16,638            $21,907
  12/31/2003    $20,498            $28,191
  12/31/2004    $23,032            $31,258
--------------------------------------------------------------------------------

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND-- Standard Shares
Growth of $10,000 Invested 1/1/95 Through 12/31/04

                                                                                Average Annual Total Return
                                                                        ----------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------
       WIBC
         - Return before taxes                                             17.71%         -3.66%          5.12%
         - Return after taxes on distributions                             17.40%         -3.87%          4.25%
         - Return after taxes on distributions and sales of fund shares    13.92%         -3.87%          4.07%
       MSCI World ex US Index                                              20.38%         -0.77%          5.94%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND on 12/31/94 would have grown to $16,470 by December 31, 2004.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date       Wright Int'l Blue Chip   MSCI World Ex U.S.
                   Equities Fund               Index


   12/31/94           $10,000                $10,000
   12/31/95           $11,361                $11,141
   12/31/96           $13,716                $11,906
   12/31/97           $13,927                $12,176
   12/31/98           $14,782                $14,461
   12/31/99           $19,846                $18,500
   12/31/2000         $16,357                $16,026
   12/31/2001         $12,402                $12,597
   12/31/2002         $10,603                $10,607
   12/31/2003         $13,992                $14,788
   12/31/2004         $16,470                $17,803
--------------------------------------------------------------------------------

WRIGHT U.S. GOVERNMENT NEAR TERM FUND
Growth of $10,000 Invested 1/1/95 Through 12/31/04

                                                                                Average Annual Total Return
                                                                        -----------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------
       WNTB
        - Return before taxes                                              0.43%           4.00%          4.94%
        - Return after taxes on distributions                             -0.78%           2.46%          2.99%
        - Return after taxes on distributions and sales of fund shares    -0.78%           2.46%          2.99%
       Lehman Govt. 1-3 Year                                               1.07%           5.11%          5.79%

 The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S.GOVERNMENT NEAR TERM FUND on 12/31/94 would have grown to $16,196 by December 31,2004.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright U.S. Government   Lehman Gov't
                 Near Term Bond Fund       1-3 Years

   12/31/94           $10,000               $10,000
   12/31/95           $11,193               $11,084
   12/31/96           $11,634               $11,647
   12/31/97           $12,324               $12,422
   12/31/98           $13,061               $13,287
   12/31/99           $13,310               $13,682
   12/31/2000         $14,233               $14,800
   12/31/2001         $15,204               $16,063
   12/31/2002         $16,029               $17,029
   12/31/2003         $16,126               $17,372
   12/31/2004         $16,196               $17,557
--------------------------------------------------------------------------------


WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 Invested 1/1/95 Through 12/31/04

                                                                                Average Annual Total Return
                                                                         ----------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
----------------------------------------------------------------------------------------------------------------------------
       WTRB
        - Return before taxes                                              3.52%           6.23%          6.71%
        - Return after taxes on distributions                              1.82%           4.19%          4.50%
        - Return after taxes on distributions and sales of fund shares     1.82%           4.19%          4.50%
       Lehman Aggregate Bond Index                                         4.34%           7.71%          7.72%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/94 would have grown to $19,150 by December 31, 2004.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date  Wright Total Retun   Lehman Aggregate Bond
              Bond Fund              Index

  12/31/94     $10,000             $10,000
  12/31/95     $12,197             $11,848
  12/31/96     $12,307             $12,278
  12/31/97     $13,444             $13,463
  12/31/98     $14,730             $14,632
  12/31/99     $14,154             $14,512
  12/31/2000   $15,657             $16,199
  12/31/2001   $16,433             $17,567
  12/31/2002   $17,917             $19,369
  12/31/2003   $18,500             $20,164
  12/31/2004   $19,150             $21,038
--------------------------------------------------------------------------------

WRIGHT CURRENT INCOME FUND-- Standard Shares
Growth of $10,000 Invested 1/1/95 Through 12/31/04

                                                                                Average Annual Total Return
                                                                         ----------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
---------------------------------------------------------------------------------------------------------------------------
       WCIF
        - Return before taxes                                              3.29%           6.00%          6.66%
        - Return after taxes on distributions                              0.54%           3.62%          4.16%
        - Return after taxes on distributions and sales of fund shares     0.54%           3.60%          4.10%
       Lehman GNMA Index                                                   4.35%           7.00%          7.54%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND on 12/31/94 would have grown to $19,063 by December 31, 2004.

The following plotting points are used for comparison in the total investment return mountain chart.

            Date      Wright Current       Lehman GNMA
                        Income Fund            Index

          12/31/94       $10,000              $10,000
          12/31/95       $11,746              $11,705
          12/31/96       $12,257              $12,353
          12/31/97       $13,306              $13,530
          12/31/98       $14,172              $14,467
          12/31/99       $14,246              $14,746
          12/31/2000     $15,714              $16,384
          12/31/2001     $16,843              $17,731
          12/31/2002     $18,141              $19,272
          12/31/2003     $18,455              $19,822
          12/31/2004     $19,063              $20,684
--------------------------------------------------------------------------------

FUND EXPENSES
-------------------------------------------------------------------------------

EXAMPLE:

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004-December 31, 2004).

ACTUAL EXPENSES:

The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fist line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if payable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------

                     Wright Selected Blue Chip Equities Fund

                                                      Expenses Paid
                       Beginning        Ending        During Period*
                     Account Value   Account Value       (7/1/04-
                       (7/1/04)       (12/31/04)         12/31/04)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00       $1,105.10          $6.61
-------------------------------------------------------------------------------

   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00       $1,018.90          $6.34

  *Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2004.


                          Wright Major Blue Chip Equities Fund

                                                         Expenses Paid
                       Beginning          Ending         During Period*
                     Account Value      Account Value      (7/1/04-
                       (7/1/04)          (12/31/04)        12/31/04)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00         $1,101.80         $6.55
-------------------------------------------------------------------------------

   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00         $1,018.90         $6.29

  *Expenses are equal to the Fund's annualized expense ratio of 1.24% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2004.

                  Wright International Blue Chip Equities Fund

                                                      Expenses Paid
                       Beginning          Ending      During Period*
                     Account Value    Account Value      (7/1/04-
                       (7/1/04)          (12/31/04)      12/31/04)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00         $1,153.10        $9.20
-------------------------------------------------------------------------------

   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00         $1,016.60        $8.62

  *Expenses are equal to the Fund's annualized expense ratio of 1.70% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2004.


                      Wright U.S. Government Near Term Fund

                                                         Expenses Paid
                       Beginning            Ending       During Period*
                     Account Value      Account Value       (7/1/04-
                       (7/1/04)           (12/31/04)        12/31/04)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00           $1,010.40         $4.80
-------------------------------------------------------------------------------

   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00           $1,020.40         $4.82

  *Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2004.



                          Wright Total Return Bond Fund

                                                         Expenses Paid
                       Beginning            Ending       During Period*
                     Account Value      Account Value     (7/1/04-
                       (7/1/04)          (12/31/04)       12/31/04)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00         $1,038.00         $4.87
-------------------------------------------------------------------------------

   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00         $1,020.40         $4.82

  *Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2004.


                           Wright Current Income Fund

                                                       Expenses Paid
                       Beginning          Ending       During Period*
                     Account Value     Account Value      (7/1/04-
                       (7/1/04)         (12/31/04)        12/31/04)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00          $1,028.40       $4.89
-------------------------------------------------------------------------------

   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00          $1,020.30       $4.88

  *Expenses are equal to the Fund's annualized expense ratio of 0.96% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2004.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2004



                                       Shares       Value


              EQUITY INTERESTS -- 99.9%

ADVERTISING -- 0.7%
Catalina Marketing Corp.............  9,490    $   281,189
                                               ------------



AEROSPACE & DEFENSE -- 0.4%
Alliant Techsystems, Inc.* .........  2,425    $   158,546
                                               ------------



AUTOMOBILES & COMPONENTS -- 3.9%
BorgWarner, Inc..................... 12,520    $   678,208
Copart, Inc.* ...................... 18,125        477,050
Lear Corp...........................  9,140        557,631
                                               ------------
                                               $  1,712,889
                                               ------------


BANKS -- 7.9%
Associated Banc-Corp................  7,330    $   243,429
Astoria Financial Corp..............  6,025        240,819
Banknorth Group, Inc................ 13,890        508,374
City National Corp..................  4,355        307,681
Compass Bancshares, Inc.............  5,070        246,757
Greater Bay Bancorp.................  9,465        263,884
Hibernia Corp. - Class A............ 11,320        334,053
Independence Community Bank......... 11,960        509,257
Investors Financial Services Corp...  3,580        178,928
New York Community Bancorp.......... 12,666        260,540
Webster Financial Corp..............  6,900        349,416
                                               ------------
                                               $  3,443,138
                                               ------------


BUILDING MATERIALS -- 0.9%
Cytyc Corp.* ....................... 14,025    $   386,669
                                               ------------


CAPITAL GOODS -- 3.1%
Ametek, Inc.........................   6,515   $   232,390
Jacobs Engineering Group, Inc.* ....  7,530        359,859
Pentair, Inc........................  11,515       501,593
SPX Corp............................   4,460       178,668
Vishay Intertechnology, Inc.* ......   6,330        95,077
                                               ------------
                                               $  1,367,587
                                               ------------


CHEMICALS -- 2.6%
Cabot Corp..........................  5,250    $   203,070
Church & Dwight Co., Inc............  4,437        149,172
Cytec Industries, Inc...............  8,045        413,674
FMC Corp.* .........................  3,215        155,284
Minerals Technologies, Inc..........  3,440        229,448
                                               ------------
                                               $ 1,150,648
                                               ------------


COMMERCIAL SERVICES & SUPPLIES -- 2.6%
ITT Educational Services, Inc.* ....  5,965    $   283,636
Korn/Ferry International* ..........  6,105        126,679
Manpower, Inc.......................  5,920        285,936
United Rentals, Inc.* .............. 22,670        428,463
                                               ------------
                                               $ 1,124,714
                                               ------------



COMMUNICATIONS EQUIPMENT -- 0.5%
Utstarcom, Inc.* ...................  8,875    $   196,581
                                               ------------



COMPUTERS & PERIPHERALS -- 3.6%
CDW Corp............................  4,725    $   313,504
Imation Corp........................  4,215        134,163
Sandisk Corp.* .....................  9,500        237,215
Storage Technology Corp.* .......... 13,005        411,088
Tech Data Corp.* ................... 10,280        466,712
                                               ------------
                                               $  1,562,682
                                               ------------


CONSUMER DURABLES & APPAREL -- 1.7%
Mohawk Industries, Inc.*............  7,910    $    721,787
                                               ------------



DIVERSIFIED FINANCIALS -- 4.8%
AG Edwards, Inc.....................  5,495    $   237,439
Jefferies Group, Inc................  7,225        291,023
Legg Mason, Inc..................... 10,840        794,138
New Plan Excel Realty Trust REIT.... 13,270        359,352
Raymond James Financial, Inc........ 12,580        389,728
                                               ------------
                                               $  2,071,680
                                               ------------



ELECTRIC UTILITIES -- 1.7%
Alliant Energy Corp................. 14,980    $   428,428
Black Hills Corp....................  9,875        302,965
                                               ------------
                                               $  731,393
                                               ------------



ELECTRONIC EQUIPMENT & INSTRUMENTS-- 0.5%
Thomas & Betts Corp.* ..............  7,430    $  228,472
                                               ------------



ELECTRONICS -- 2.5%
Arrow Electronics, Inc.* ........... 19,345    $   470,084
Avnet, Inc.* .......................  9,120        166,349
Cree, Inc.* ........................ 10,940        438,475
                                               ------------
                                               $ 1,074,908
                                               ------------

ENERGY -- 6.6%

Equitable Resources, Inc............  8,455    $   512,880
MDU Resources Group, Inc............ 14,197        378,776
Murphy Oil Corp.....................  7,310        588,090
Oneok, Inc.......................... 10,950        311,199
Pogo Producing Co................... 16,105        780,931
Smith International, Inc.* .........  4,415        240,220
Western Gas Resources, Inc..........  2,275         66,544
                                               ------------
                                               $ 2,878,640
                                               ------------


FOOD, BEVERAGE & TOBACCO -- 3.5%
Constellation Brands, Inc.- Class A* 10,035     $   466,728
Smithfield Foods, Inc.* ............ 15,630        462,492
Tyson Foods, Inc. - Class A......... 23,975        441,140
Universal Corp......................  3,400        162,656
                                               ------------
                                               $  1,533,016
                                               ------------


HEALTH CARE EQUIPMENT & SERVICES-- 6.3%
Covance, Inc.* .....................  5,235    $   202,856
Coventry Health Care, Inc.* ........ 13,995        742,855
Inamed Corp.* ......................  7,890        499,043
LifePoint Hospitals, Inc.* ......... 10,340        360,039
Lincare Holdings, Inc.* ............ 11,255        480,026
Renal Care Group, Inc.* ............  8,285        298,177
Triad Hospitals, Inc.* .............  4,235        157,584
                                               ------------
                                               $  2,740,580
                                               ------------


HEAVY CONSTRUCTION -- 0.4%
Hovnanian Enterprises,Inc.- Class A*3,870      $   191,642
                                               ------------



HOME CONSTRUCTION, FURNISHINGS & APPLIANCES-- 5.1%
D.R. Horton, Inc.................... 15,040    $   606,262
Graco, Inc..........................  8,377        312,881
Harman International................  4,985        633,095
Lennar Corp.........................  7,490        424,533
Toll Brothers, Inc.* ...............  3,785        259,689
                                               ------------
                                               $  2,236,460
                                               ------------


HOTELS, RESTAURANTS & LEISURE -- 2.0%
Applebee's International, Inc.......  7,695    $   203,533
Gtech Holdings Corp................. 15,095        391,715
Mandalay Resort Group...............  4,010        282,424
                                               ------------
                                               $   877,672
                                               ------------


INSURANCE -- 5.8%
Everest Re Group, Ltd...............  3,725    $   333,611
Fidelity National Financial, Inc....  8,572        391,483
Old Republic International Corp.....  8,450        213,785
Pacificare Health Systems* .........  9,280        524,506
Protective Life Corp................  7,675        327,646
Radian Group, Inc...................  9,645        513,500
Stancorp Financial Group............  2,360        194,700
                                               ------------
                                               $ 2,499,231
                                               ------------


MATERIALS -- 2.8%
Airgas, Inc.........................  6,760    $   179,208
Precision Castparts Corp............  8,860        581,925
RPM International, Inc.............. 23,130        454,736
                                               ------------
                                               $  1,215,869
                                               ------------



MEDIA -- 0.4%
Macrovision Corp.* .................  5,845    $   150,333
                                               ------------


METALS -- 0.5%
Worthington Industries, Inc......... 11,275    $  220,765
                                               ------------



OIL & GAS -- 2.6%
Newfield Exploration Company* ...... 10,265    $   606,148
Plains Exploration & Production Co.* 19,870        516,620
                                               ------------
                                               $ 1,122,768
                                               ------------


PHARMACEUTICALS & BIOTECHNOLOGY-- 3.1%
Barr Laboratories, Inc.* ...........  7,580    $   345,193
Beckman Coulter, Inc................  5,495        368,110
Omnicare, Inc.......................  9,810        339,622
Perrigo Company..................... 17,790        307,233
                                               ------------
                                               $  1,360,158
                                               ------------


RETAILING -- 8.2%
Abercrombie & Fitch Co. - Class A...  7,965    $   373,957
American Eagle Outfitters...........  8,775        413,303
Ann Taylor Stores Corp.* ...........  5,225        112,494
Barnes & Noble, Inc.* ..............  8,650        279,136
Blyth, Inc..........................  5,995        177,212
Chico's FAS, Inc.* .................  7,455        339,426
Claire's Stores, Inc................ 15,270        324,488
Foot Locker, Inc.................... 11,530        310,503
Neiman-Marcus Group, Inc. - Class A.  5,375        384,528
Pacific Sunwear of California* ..... 11,435        254,543
Petsmart, Inc.......................  7,045        250,309
Urban Outfitters, Inc.* ............  8,220        364,968
                                               ------------
                                              $  3,584,867
                                               ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 1.8%
International Rectifier Corp.* .....  6,305    $   281,014
Lam Research Corp.* ................  6,960        201,214
Microchip Technology, Inc...........  5,535        147,563
Semtech Corp.* .....................  6,920        151,340
                                               ------------
                                                $  781,131
                                               ------------



SOFTWARE & SERVICES -- 4.1%
Activision, Inc.* ..................  7,550    $   152,359
Certegy, Inc........................  2,970        105,524
Cognizant Technology Solutions Corp.* 5,200        220,116
Fair Isaac, Inc..................... 10,440        382,939
Jack Henry & Associates, Inc........ 10,850        216,024
Sybase, Inc.* ...................... 18,165        362,392
Transaction Syst. Architects, Inc.
  -Class A*......................... 16,620        329,907
                                               ------------
                                              $  1,769,261
                                               ------------



TELECOMMUNICATION SERVICES -- 2.0%
Cincinnati Bell, Inc.* ............. 27,120    $   112,548
Plantronics, Inc....................  7,960        330,101
Polycom, Inc.* .....................  7,740        180,497
Telephone & Data Systems, Inc.......  3,035        233,543
                                               ------------
                                               $   856,689
                                               ------------


TRANSPORTATION -- 4.0%
CNF, Inc............................  5,515    $   276,302
J.B. Hunt Transport Services, Inc... 14,530        651,671
Overseas Shipholding Group..........  3,850        212,520
Republic Services, Inc..............  9,160        307,226
Thor Industries, Inc................  8,225        304,736
                                               ------------
                                               $ 1,752,455
                                               ------------


UTILITIES -- 3.3%
Energy East Corp....................  5,455    $   145,539
Great Plains Energy, Inc............  4,560        138,077
Questar Corp........................ 10,670        543,743
SCANA Corp..........................  6,045        238,173
Wisconsin Energy Corp............... 11,475        386,822
                                               ------------
                                               $ 1,452,354
                                               ------------


TOTAL EQUITY INTERESTS-- 99.9%
  (identified cost, $32,607,807)               $43,436,774

OTHER ASSETS, LESS LIABILITIES  -- 0.1%             61,084
                                               ------------

NET ASSETS -- 100%                             $43,497,858
                                               ============


* Non-income-producing security.

See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2004
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $32,607,807) (Note 1A).      $43,436,774
  Cash....................................           31,589
  Receivable for fund shares sold.........            3,479
  Receivable from investment adviser......           20,497
  Dividends receivable....................           20,978
  Prepaid expenses........................            5,577
                                               ------------
  Total assets............................     $ 43,518,894
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $        943
  Payable to affiliate for Trustees' fees.              774
  Transfer agent fee payable..............            2,002
  Accrued expenses and other liabilities..           17,317
                                               ------------
  Total liabilities.......................     $     21,036
                                               ------------
NET ASSETS................................     $ 43,497,858
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 30,342,351
  Accumulated undistributed net realized gain on
   investments (computed on the basis of
   identified cost).......................        1,390,093
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    10,828,967
  Undistributed net investment income.....          936,447
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 43,497,858
                                               ============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        3,288,926
                                               ============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      13.23
                                               ============



See notes to financial statements



                             STATEMENT OF OPERATIONS

                          Year Ended December 31, 2004
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $    398,763

Expenses -
  Investment adviser fee (Note 2):........     $    234,381
  Administrator fee (Note 2):.............           46,876
  Compensation of Trustees who are not employees
   of the investment adviser or administrator        15,966
  Custodian fee (Note 1D).................           77,947
  Distribution expenses (Note 3):.........           97,659
  Audit services..........................           25,359
  Transfer and dividend disbursing agent fees        23,524
  Registration costs......................           15,196
  Shareholder communications..............            9,218
  Legal services..........................            6,764
  Printing................................            3,360
  Interest expense........................              735
  Miscellaneous ..........................            4,488
                                               ------------
  Total expenses..........................     $    561,473

Deduct -
  Reduction of custodian fee (Note 1D):...     $    (2,357)
  Allocation of expenses to investment adviser
   (Note 2):..............................         (20,497)
  Reduction of distribution expenses
   by principal underwriter (Note 3):.....         (50,160)
                                               ------------

  Total deductions........................     $   (73,014)
                                               ------------

  Net expenses............................     $    488,459
                                               ------------

  Net investment loss.....................     $   (89,696)
                                               ------------



 REALIZED AND UNREALIZED GAIN:
  Net realized gain on investment transactions
   (identified cost basis)................     $  4,095,367
  Change in unrealized appreciation of
   investments............................        1,915,763
                                               ------------

  Net realized and unrealized gain
   of investments.........................     $  6,011,130
                                               ------------

  Net increase in net assets from operations   $  5,921,434
                                               ============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------





                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                        -----------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2004                  2003
-------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $    (89,696)         $    (77,006)
     Net realized gain (loss) on investments....................................        4,095,367              (660,788)
     Change in unrealized appreciation of investments...........................        1,915,763             9,657,697
                                                                                     --------------        --------------

       Net increase in net assets resulting from operations.....................     $  5,921,434          $  8,919,903
                                                                                     --------------        --------------
   Distributions to shareholders (Note 1F) -
     From net realized gain.....................................................     $ (1,597,259)         $   (470,550)
                                                                                     --------------        --------------
       Total distributions......................................................     $ (1,597,259)         $   (470,550)
                                                                                     --------------        --------------

   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $    983,877          $ (3,076,788)
                                                                                     --------------        --------------
   Net increase in net assets...................................................     $  5,308,052          $  5,372,565

NET ASSETS:

   At beginning of year.........................................................       38,189,806            32,817,241
                                                                                     --------------        --------------
   At end of year...............................................................     $ 43,497,858          $ 38,189,806
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF YEAR..................................................................     $    936,447          $    930,450
                                                                                     ==============        ==============
See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------


                                                                            Year Ended December 31,
                                                              ----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2004         2003(6)      2002(6)      2001(6)     2000(6)
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 11.870     $   9.270    $  11.580    $  13.430    $ 15.130
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment loss(1) ................                  $ (0.028)    $  (0.023)   $  (0.046)   $  (0.045)   $ (0.041)
     Net realized and unrealized gain (loss)                     1.884         2.756       (1.831)      (1.322)      1.638
                                                              ---------    ---------    ---------    ---------     ---------
         Total income (loss)
         from investment operations.........                  $  1.856     $   2.733    $  (1.877)   $  (1.367)   $  1.597
                                                              ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:

     Distributions from capital gains.......                    (0.500)       (0.133)      (0.433)      (0.483)     (3.297)
                                                              ---------    ---------    ---------    ---------     ---------
         Total distributions................                  $ (0.500)    $  (0.133)   $  (0.433)   $  (0.483)   $ (3.297)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $ 13.226     $  11.870    $   9.270    $  11.580    $ 13.430
                                                              =========    =========    =========    =========     =========
TOTAL RETURN(2) ............................                    15.73%        30.06%      (16.98%)     (10.15%)     10.75%

Ratios/Supplemental Data(1)(7):

     Net assets, end of year (000 omitted)..                  $  43,498    $  38,190    $  32,817    $  45,883    $ 51,201
     Ratio of net expenses to average net assets                  1.26%        1.25%        1.26%(3)     1.26%(3)    1.26%(3)
     Ratio of net expenses after custodian fee
        reduction to average net assets.....                      1.25%        1.25%        1.25%(3)(5)  1.25%(3)(5) 1.25%(3)(5)
     Ratio of net investment income (loss) to average
        net assets..........................                     (0.23%)      (0.23%)      (0.44%)      (0.38%)     (0.28%)
     Portfolio turnover rate  ..............                        69%         106%         119%(4)       67%(4)      55%(4)

-----------------------------------------------------------------------------------------------------------------------------------

(1)The operating expenses of the fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                2004          2003         2002         2001         2000
                                                     --------------------------------------------------------------------

     Net investment loss per share..........                  $ (0.050)    $  (0.057)   $  (0.064)   $  (0.057)    $ (0.051)
                                                              =========    =========    =========    =========     =========

     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.44%         1.59%        1.43%(3)     1.37%(3)     1.33%(3)
                                                              =========    =========    =========    =========     =========
         Expenses after custodian fee reduction                  1.43%         1.59%        1.42%(3)(5)  1.36%(3)(5)   1.32%(3)(5)
                                                              =========    =========    =========    =========     =========
         Net investment loss................                    (0.41%)       (0.57%)      (0.61%)      (0.49%)      (0.35%)
                                                              =========    =========    =========    =========     =========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each  period reported. Dividends and distributions,  if any, are assumed to be invested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio (Note 1).
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net  expenses  to average  daily net  assets  reported  above is  computed without consideration of such credits.
(6)Certain per share amounts are based on average shares outstanding.
(7)Under a written  agreement in effect through the current fiscal year,  Wright waives a portion of its  advisory  fee and/or  distribution  fees and assumes operating  expenses to the extent  necessary to limit expense ratios to 1.25%
   after custodian fee reductions, if any.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2004



                                       Shares       Value

           Equity Interests -- 100.3%

AUTOMOBILES & COMPONENTS -- 5.6%
Ford Motor Company.................. 49,345    $   722,411
Johnson Controls, Inc............... 17,910      1,136,210
Paccar, Inc......................... 22,420      1,804,362
                                               ------------
                                               $  3,662,983
                                               ------------


BANKS -- 11.3%
Bank of America Corp................ 47,393    $ 2,226,997
Capital One Financial Corp..........  8,880        747,785
Fannie Mae.......................... 16,730      1,191,343
Freddie Mac.........................  8,620        635,294
MBNA Corp........................... 45,335      1,277,994
Wells Fargo & Co.................... 21,045      1,307,947
                                               ------------
                                               $  7,387,360
                                               ------------



CAPITAL GOODS -- 4.1%
Tyco International, Ltd............. 52,015    $ 1,859,016
United Technologies Corp............  8,055        832,484
                                               ------------
                                               $  2,691,500
                                               ------------



COMMERCIAL SERVICES & SUPPLIES -- 1.1%
First Data Corp.....................  16,380   $    696,805
                                               ------------


COMMUNICATIONS EQUIPMENT -- 3.9%
Cisco Systems, Inc.* ............... 12,186    $   235,190
Qualcomm, Inc....................... 35,189      1,492,014
Scientific-Atlanta, Inc............. 25,385        837,959
                                               ------------
                                               $  2,565,163
                                               ------------


COMPUTERS & PERIPHERALS -- 2.7%
Computer Sciences Corp.* ...........  9,085    $   512,121
Dell, Inc.* ........................ 10,719        451,699
Hewlett-Packard Co.................. 17,210        360,894
Lexmark International, Inc.* .......  5,340        453,900
                                               ------------
                                               $ 1,778,614
                                               ------------



CONSUMER DURABLES & APPAREL -- 1.3%
Eastman Kodak Co....................  21,720   $   700,470
Liz Claiborne, Inc..................   3,250       137,182
                                               ------------
                                               $   837,652
                                               ------------


DIVERSIFIED FINANCIALS -- 7.9%
Bear Stearns Cos. (The), Inc........  1,575    $   161,138
Citigroup, Inc...................... 55,699      2,683,578
JPMorgan Chase & Co................. 15,030        586,320
Lehman Brothers Holdings, Inc.......  3,925        343,359
Merrill Lynch & Co., Inc............  2,575        153,908
Morgan Stanley...................... 20,535      1,140,103
Providian Financial Corp.* .........  5,990         98,655
                                               ------------
                                               $ 5,167,061
                                               ------------


ELECTRIC UTILITIES -- 0.1%
Duke Energy Corp....................   2,680   $     67,884
                                               ------------


ENERGY -- 9.1%
Apache Corp.........................  7,363    $   372,347
ChevronTexaco Corp.................. 24,420      1,282,294
ConocoPhillips Co................... 13,060      1,134,000
Exxon Mobil Corp.................... 52,090      2,670,133
Occidental Petroleum Corp...........  8,800        513,568
                                               ------------
                                               $  5,972,342
                                               ------------

ENTERTAINMENT & LEISURE -- 0.1%
Brunswick Corp......................   1,710   $     84,645
                                               ------------


FOOD & DRUG RETAILING -- 0.4%
Kroger Co. (The)* .................. 15,995    $    280,552
                                               ------------


FOOD, BEVERAGE & TOBACCO -- 4.3%
Altria Group, Inc...................  16,080   $   982,488
Archer-Daniels-Midland Co........... 39,985        892,065
Coors Adolph Co. - Class B..........  3,390        256,521
Sara Lee Corp.......................  4,675        112,854
Supervalu, Inc...................... 16,950        585,114
                                               ------------
                                               $  2,829,042
                                               ------------

FOREST PRODUCTS & PAPER-- 0.7%......
Georgia-Pacific Corp................  11,475   $    430,083
                                               ------------


HEALTH CARE EQUIPMENT & SERVICES-- 4.9%
C.R. Bard, Inc......................   7,859   $   502,819
Health Management Associates-Class A  20,255       460,194
Humana, Inc.* ......................   8,940       265,429
Quest Diagnostics, Inc..............   4,655       444,785
UnitedHealth Group, Inc.............  17,628     1,551,793
                                               ------------
                                               $ 3,225,020
                                               ------------

HEAVY MACHINERY -- 4.4%
Black & Decker Corp.................  9,115    $   805,128
Caterpillar, Inc.................... 11,260      1,097,963
Centex Corp.........................  3,385        201,678
Ingersoll-Rand Co. - Class A........  9,970        800,591
                                               ------------
                                               $  2,905,360
                                               ------------



HOTELS, RESTAURANTS & LEISURE -- 4.1%
Cendant Corp........................ 53,750    $ 1,256,675
McDonald's Corp..................... 44,900      1,439,494
                                               ------------
                                               $  2,696,169
                                               ------------




HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
Alberto-Culver Co...................  2,725    $   132,353
Clorox Co...........................  1,635         96,351
                                               ------------
                                               $    228,704
                                               ------------


INSURANCE -- 5.7%
Aetna, Inc..........................  1,380    $   172,155
Allstate Corp.......................  9,950        514,614
AMBAC Financial Group, Inc..........  6,590        541,237
Chubb Corp..........................  2,690        206,861
MBIA, Inc...........................  4,630        292,986
MGIC Investment Corp................  5,360        369,358
Progressive Corp.................... 15,675      1,329,867
Torchmark Corp......................  4,950        282,843
                                               ------------
                                               $  3,709,921
                                               ------------



MATERIALS -- 1.1%
Ball Corp...........................  16,465   $   724,131
                                               ------------



PHARMACEUTICALS & BIOTECHNOLOGY-- 7.1%
Becton Dickinson & Co............... 13,270    $   753,736
Cardinal Health, Inc................  5,515        320,697
Guidant Corp........................  4,330        312,193
Johnson & Johnson, Inc.............. 24,656      1,563,684
Pfizer, Inc......................... 62,115      1,670,272
                                               ------------
                                               $  4,620,582
                                               ------------



RETAILING -- 5.5%
CVS Corp............................  11,635   $   524,389
Gap (The), Inc...................... 26,400        557,568
Home Depot, Inc..................... 31,530      1,347,592
Lowe's Cos., Inc....................  8,430        485,484
Nike, Inc. - Class B................  1,040         94,318
Nordstrom, Inc......................  3,120        145,798
Staples, Inc........................ 13,650        460,141
                                               ------------
                                               $ 3,615,290
                                               ------------





SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 1.3%
Intel Corp.......................... 37,128    $   868,424
                                               ------------



SOFTWARE & SERVICES -- 6.1%
Adobe Systems, Inc..................  3,505    $   219,904
Affiliated Computer Services, Inc.*  13,495        812,264
Autodesk, Inc....................... 14,810        562,040
Computer Associates International,
  Inc...............................  5,440        168,966
International Business Machines Corp. 9,573        943,706
Microsoft Corp...................... 25,909        692,029
NCR Corp.* .........................  2,190        151,614
Oracle Corp.* ...................... 17,113        234,790
Symantec Corp.* ....................  7,850        202,216
                                               ------------
                                               $  3,987,529
                                               ------------




TELECOMMUNICATION SERVICES -- 4.0%
Alltel Corp.........................  4,185    $   245,911
AT&T Corp...........................  7,030        133,992
Bellsouth Corp...................... 43,195      1,200,389
Nextel Communications, Inc.-Class A* 14,117        423,510
SBC Communications, Inc.............  8,045        207,320
Verizon Communications, Inc......... 10,885        440,951
                                               ------------
                                               $ 2,652,073
                                               ------------


TRANSPORTATION -- 1.1%
FedEx Corp..........................  3,039    $   299,311
Norfolk Southern Corp............... 12,150        439,709
                                               ------------
                                               $   739,020
                                               ------------

UTILITIES -- 2.0%

Exelon Corp......................... 22,136    $   975,534
Sempra Energy.......................  9,065        332,504
                                               ------------
                                               $ 1,308,038
                                               ------------



TOTAL EQUITY INTERESTS-- 100.3%
  (identified cost, $51,785,428)....           $ 65,731,947


OTHER ASSETS, LESS LIABILITIES -- (0.3%)          (229,089)
                                               ------------


NET ASSETS -- 100%                             $65,502,858
                                               ============




* Non-income-producing security.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2004
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $51,785,428) (Note 1A).     $ 65,731,947
  Cash....................................              639
  Receivable for fund shares sold.........            9,921
  Receivable from investment adviser......           10,054
  Dividends receivable....................           98,162
  Prepaid expenses........................            6,602
                                               ------------
  Total assets............................     $ 65,857,325
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $      3,592
  Demand note payable.....................          327,000
  Payable to affiliate for Trustees' fees.              774
  Transfer agent fee......................            2,088
  Accrued expenses and other liabilities..           21,013
                                               ------------
  Total liabilities.......................     $    354,467
                                               ------------
NET ASSETS................................     $ 65,502,858
                                               ============


NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 85,727,518
  Accumulated undistributed net realized loss on
   investments (computed on the basis
   of identified cost)....................      (34,038,588)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    13,946,519
  Distributions in excess of net
   investment income......................         (132,591)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 65,502,858
                                               ============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        5,561,887
                                               ============

  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      11.78
                                               ============

See notes to financial statemnts


                             STATEMENT OF OPERATIONS

                          Year Ended December 31, 2004
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Dividend income.........................     $  1,150,482
                                               ------------


Expenses -
  Investment adviser fee (Note 2):........     $    396,054
  Administrator fee (Note 2):.............           79,211
  Compensation of Trustees not employees of the
   investment adviser or administrator....           15,966
  Custodian fee (Note 1D):................           87,652
  Distribution expenses (Note 3):.........          165,023
  Audit services..........................           26,430
  Transfer and dividend disbursing agent fees        25,052
  Registration costs......................           17,427
  Shareholder communications..............           13,730
  Legal services..........................            7,970
  Printing................................            4,612
  Interest expense........................            3,128
  Miscellaneous ..........................            6,388
                                               ------------
  Total expenses..........................     $    848,643
                                               ------------


Deduct -
  Reduction of custodian fee (Note 1D):...     $    (2,456)
  Allocation of expenses to the
   investment adviser (Note 2):...........         (10,054)
  Reduction of distribution expenses
   by principal underwriter (Note 3):.....         (11,227)
                                               ------------
  Total deductions........................     $   (23,737)
                                               ------------
  Net expenses............................     $    824,906
                                               ------------
  Net investment income...................     $    325,576
                                               ------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  3,568,382
  Change in unrealized appreciation of
   investments............................        3,534,335
                                               ------------
  Net realized and unrealized gain of
   investments............................     $  7,102,717
                                               ------------

  Net increase in net assets from operations   $  7,428,293
                                               ============


See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,

                                                                                     ---------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2004                  2003
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $    325,576           $    214,803
     Net realized gain (loss) on investments....................................        3,568,382               (498,392)
     Change in unrealized appreciation on investments...........................        3,534,335             14,590,659
                                                                                     --------------        --------------
       Net increase in net assets resulting from operations.....................     $  7,428,293           $ 14,307,070
                                                                                     --------------        --------------
   Distributions to shareholders -
     From net investment income.................................................     $   (289,970)          $   (187,155)
                                                                                     --------------        --------------
       Total distributions......................................................     $   (289,970)          $   (187,155)
                                                                                     --------------        --------------
   Net decrease in net assets from fund share transactions (Note 4).............     $(13,174,341)          $ (9,190,510)
                                                                                     --------------        --------------
   Net Increase (decrease) in net assets........................................     $ (6,036,018)          $  4,929,405

NET ASSETS:

   At beginning of year.........................................................       71,538,876             66,609,471
                                                                                     --------------        --------------
   At end of year...............................................................     $ 65,502,858           $ 71,538,876
                                                                                     --------------        --------------

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF YEAR...............................................................     $   (132,591)          $   (168,054)
                                                                                     ==============        ==============
See notes to financial statements


WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


                                                                            Year Ended December 31,
                                                              -----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2004         2003(6)      2002(6)      2001(6)     2000(6)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 10.530     $   8.570    $  11.380    $  13.690     $ 16.290
                                                              ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:
     Net investment income (loss)(1) .......                  $  0.053     $   0.029    $   0.024    $  (0.009)    $ (0.001)
     Net realized and unrealized gain (loss)                     1.247         1.958       (2.812)      (2.301)      (2.005)
                                                              ---------    ---------    ---------    ---------     ---------
         Total income (loss)
         from investment operations.........                  $  1.300     $   1.987    $  (2.788)   $  (2.310)    $ (2.006)
                                                              ---------    ---------    ---------    ---------     ---------
Less distributions:

     Dividends from investment income.......                  $ (0.050)    $  (0.027)   $  (0.022)   $   -         $ (0.010)
     Distributions from capital gains.......                     -             -            -            -           (0.584)
                                                              ---------    ---------    ---------    ---------     ---------
         Total distributions................                  $ (0.050)    $  (0.027)   $  (0.022)   $   -         $ (0.594)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $ 11.780     $  10.530    $   8.570    $  11.380     $ 13.690
                                                              =========    =========    =========    =========     =========

Total Return(3) ............................                    12.36%        23.20%    (24.50%)       (16.87%)     (12.49%)

Ratios/Supplemental Data(1):

     Net assets, end of year (000 omitted)..                  $  65,503    $  71,539    $  66,609    $  95,121     $135,262
     Ratio of net expenses to average net assets                  1.25%        1.25%        1.22%        1.13%        1.06%

     Ratio of net expenses after custodian fee
        reduction to average net assets(2)(6)                     1.25%        1.25%        1.22%        1.13%        1.06%
     Ratio of net investment income (loss) to
        average net assets .................                      0.49%        0.31%        0.25%       (0.08%)      (0.00%)(5)
     Portfolio turnover rate................                        74%         143%         130%          78%          88%

---------------------------------------------------------------------------------------------------------------------------------

(1)For the year ended December 31, 2004 and for the year ended December 31, 2003, the operating expenses of the Fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2004          2003
                                                           -----------------------------

     Net investment income per share........                  $  0.050     $   0.024
                                                              =========    =========

     Ratios (As a percentage of average net assets):

       Expenses.............................                     1.28%         1.31%
                                                              =========    =========

       Expenses after custodian fee reduction(2)                 1.28%         1.31%
                                                              =========    =========

       Net investment income................                     0.46%         0.26%
                                                              =========    =========

----------------------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(3)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(4)Certain per share amounts are based on average shares outstanding.
(5)Amount represents less than (0.00%) of average net assets.
(6)Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any.

See notes to financial statements


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2004



                                      Shares       Value


       Equity Interests -- 98.9%

AUSTRALIA -- 2.5%
BlueScope Steel, Ltd................ 12,090    $    78,188
Boral, Ltd.......................... 68,087        366,675
CSR, Ltd............................267,491        557,765
QBE Insurance Group, Ltd............ 33,440        402,379
Santos, Ltd......................... 26,256        174,536
                                               ------------
                                              $  1,579,543
                                               ------------

AUSTRIA -- 2.0%
OMV AG..............................  4,252    $ 1,281,264
                                               ------------


BELGIUM -- 1.0%
Delhaize Group......................  5,121    $   389,452
KBC Bancassurance Holdings..........  2,897        222,483
                                               ------------
                                               $   611,935
                                               ------------


CANADA -- 7.4%
Bank of Nova Scotia................. 40,799    $ 1,385,903
Canadian Natural Resources, Ltd..... 20,934        895,437
Husky Energy, Inc...................  8,492        242,750
Nexen, Inc..........................  6,793        276,108
Nortel Networks Corp................ 85,434        296,629
Penn West Petroleum, Ltd............  3,529        233,421
Petro-Canada........................  6,578        335,831
Power Financial Corp................ 31,340        836,762
Talisman Energy, Inc................  3,020         81,540
                                               ------------
                                               $ 4,584,381
                                               ------------


DENMARK -- 1.8%
Danske Bank A/S..................... 19,345    $   592,982
GN Store Nord....................... 17,811        192,022
TDC A/S.............................  5,156        218,345
Topdanmark A/S......................  1,673        131,760
                                               ------------
                                               $ 1,135,109
                                               ------------

FINLAND -- 0.9%
Fortum Oyj..........................  9,965    $   184,482
Nokian Renkaat Oyj..................  2,412        366,538
                                               ------------
                                               $   551,020
                                               ------------

FRANCE -- 7.8%
BNP Paribas SA...................... 21,926    $ 1,588,495
Compagnie De Saint-Gobain...........  4,360        262,655
Pernod-Ricard.......................  3,589        549,790
Peugeot SA..........................  2,058        130,636
Renault SA..........................  3,042        254,499
Schneider Electric SA............... 13,305        925,943
Societe Generale....................  6,873        695,521
Veolia Environnement................ 11,349        410,798
Vinci SA............................    179         24,039
                                               ------------
                                              $  4,842,376
                                               ------------


GERMANY -- 5.9%
Allianz AG..........................  5,678    $   753,259
Continental AG......................  8,048        511,191
Deutsche Bank AG....................  1,287        114,268
Deutsche Post AG - Registered....... 18,085        415,436
E. On AG............................ 10,958        998,836
Fresenius Medical Care AG...........    545         43,862
MAN AG..............................  3,880        149,462
RWE AG..............................  7,948        439,695
Thyssen Krupp....................... 10,745        236,603
                                               ------------
                                              $  3,662,612
                                               ------------


GREECE -- 1.4%
National Bank of Greece SA.......... 25,755    $   849,982
                                               ------------



HONG KONG -- 2.6%
Cheung Kong Holdings, Ltd........... 17,000    $   169,504
CLP Holdings, Ltd................... 99,000        569,339
Hong Kong Electric Holdings......... 80,500        367,665
Techtronic Industries Co., Ltd......168,000        366,359
Yue Yuen Industrial Holdings, Ltd... 49,500        136,285
                                               ------------
                                               $ 1,609,152
                                               ------------


IRELAND -- 1.7%
Bank of Ireland.....................  8,929    $   148,675
CRH PLC............................. 22,074        591,080
DCC PLC............................. 10,416        233,606
Grafton Group PLC...................  5,739         62,016
                                               ------------
                                               $ 1,035,377
                                               ------------


ITALY -- 4.2%
Banca Intesa Spa.................... 44,658    $   214,883
Enel Spa............................ 33,857        332,726
Eni Spa............................. 76,831      1,923,647
Mediaset Spa........................ 13,038        165,345
                                               ------------
                                               $ 2,636,601
                                               ------------

JAPAN -- 21.3%
Acom Co., Ltd.......................  7,200    $   538,928
Aiful Corp..........................  9,400      1,033,844
Canon, Inc.......................... 24,900      1,343,779
Central Glass Co., Ltd.............. 28,000        198,380
Daito Trust Construct Co., Ltd...... 17,400        826,954
Eisai Co., Ltd...................... 22,900        753,128
Fuji Soft ABC, Inc.................. 13,200        436,694
Honda Motor Co., Ltd................ 17,460        904,778
Itochu Techno-Science Corp..........  5,600        224,066
Konami Corp.........................  4,000         92,710
Mitsui OSK Lines, Ltd............... 86,000        516,151
Mitsui Sumitomo Insurance Co., Ltd.. 41,000        356,104
Nissan Motor Co., Ltd............... 68,100        740,347
ORIX Corp...........................  3,700        502,625
Promise Co., Ltd....................  9,000        642,920
Sankyo Co., Ltd., Gunma.............  5,400        272,977
Sumitomo Trust & Banking............ 66,000        477,271
Suzuken Co., Ltd....................  1,700         45,623
Takeda Chemicals Industries, Ltd.... 14,400        725,129
TDK Corp............................  7,500        555,528
TIS, Inc............................  2,000         87,635
Toyota Motor Corp................... 33,700      1,371,416
Yamada Denki Co., Ltd...............  8,200        351,303
Yamaha Motor Co., Ltd............... 19,800        297,184
                                               ------------
                                               $13,295,474
                                               ------------

NETHERLANDS -- 5.4%
ABN Amro Holdings NV................  8,711    $   230,770
Akzo Nobel NV....................... 20,268        864,496
ING Groep NV - ADR.................. 44,825      1,356,266
Koninklijke Philips Electronics NV.. 15,691        416,109
OCE NV.............................. 12,581        192,554
Royal KPN NV........................ 33,695        320,142
                                               ------------
                                               $ 3,380,337
                                               ------------



NORWAY -- 3.7%
Norsk Hydro ASA..................... 10,271    $   808,907
Orkla ASA........................... 10,968        360,370
Statoil ASA......................... 51,537        808,370
Tandberg ASA........................ 16,900        209,972
Telenor ASA......................... 12,826        116,472
                                               ------------
                                               $ 2,304,091
                                               ------------


SINGAPORE -- 1.5%
Keppel Corp., Ltd...................112,000    $   590,051
Singapore Telecommunications, Ltd...238,000        346,998
                                               ------------
                                               $   937,049
                                               ------------


SPAIN -- 4.7%
Acciona SA..........................  5,413    $   478,981
Banco Santander Central Hispano SA.. 77,902        966,760
Corporacion Mapfre SA............... 19,876        292,858
Endesa SA........................... 11,983        281,618
Fomento de Construcciones y Contratas SA9,645      464,486
Gas Natural SDG SA..................  3,156         97,636
Repsol YPF SA....................... 12,795        333,223
                                               ------------
                                               $ 2,915,562
                                               ------------


SWEDEN -- 5.4%
Getinge AB.......................... 36,293    $   451,929
Nordea Bank AB......................164,444      1,657,951
Skandia Forsakrings AB.............. 28,307        140,994
Swedish Match AB.................... 13,939        161,511
TeliaSonera AB......................162,122        970,966
                                               ------------
                                               $ 3,383,351
                                               ------------


SWITZERLAND -- 2.1%
Micronas Semiconductor-Registered*..  7,433    $   364,427
UBS AG..............................  5,170        433,523
Zurich Financial Services* .........  2,956        492,883
                                               ------------
                                               $ 1,290,833
                                               ------------


UNITED KINGDOM -- 15.6%
Alliance Unichem PLC................  9,570    $   138,628
Aviva PLC........................... 11,249        135,629
Barclays PLC........................146,437      1,647,506
Barratt Developments PLC............ 62,342        711,559
BT Group PLC........................ 60,541        235,952
Cable & Wireless PLC................170,203        389,677
Davis Service Group PLC............. 49,577        390,250
Dixons Group PLC.................... 63,648        185,741
Lloyds TSB Group PLC................ 19,455        176,673
Man Group PLC.......................  5,173        146,194
Next PLC............................ 31,714      1,004,647
Persimmon PLC....................... 60,260        799,440
Scottish & Southern Energy PLC......  3,011         50,438
Tesco PLC...........................286,836      1,771,866
The Berkeley Group Holdings PLC..... 32,712        508,083
Trinity Mirror PLC.................. 16,105        196,651
United Utilities PLC................  8,649        104,613
Wolseley PLC........................ 58,564      1,094,574
                                               ------------
                                              $  9,688,121
                                               ------------

TOTAL EQUITY INTERESTS-- 98.9%
   (identified cost, $51,770,998)...          $ 61,574,170
                                               ------------

OTHER ASSETS, LESS LIABILITIES -- 1.1%             691,523
                                               ------------


NET ASSETS -- 100%                            $ 62,265,693
                                              ============


* Non-income-producing security.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2004
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $51,770,998) (Note 1A)     $ 61,574,170
  Cash....................................          584,849
  Foreign currency, at value (cost $319)
   (Note 1)...............................              321
  Receivable for fund shares sold.........           14,281
  Dividends receivable....................           53,510
  Tax reclaim receivable..................           52,729
  Prepaid expenses........................           11,911
  Other assets............................            9,545
                                               ------------
    Total assets..........................     $ 62,301,316
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $      9,469
  Payable to affiliate for Trustees' fees.              774
  Transfer agent fee payable..............            1,435
  Accrued expenses and other liabilities..           23,945
                                               ------------
    Total liabilities.....................     $     35,623
                                               ------------

NET ASSETS................................     $ 62,265,693
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 69,609,844
  Accumulated net realized loss on investments
   and foreign currency (computed on the
   basis of identified cost)..............      (19,229,403)
  Unrealized appreciation of investments and
   translation of assets and liabilities in foreign currencies (computed on the basis of
   identified cost).......................        9,815,781
  Undistributed net investment income.....        2,069,471
                                               ------------
   Net assets applicable to outstanding
    share.................................     $ 62,265,693
                                               ============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        4,133,107
                                               ============

  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      15.07
                                               ============

See notes to financial statements


                             STATEMENT OF OPERATIONS

                          Year Ended December 31, 2004
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $  1,625,735
  Less: Foreign Taxes.....................        (143,371)
                                               ------------
  Investment income.......................     $  1,482,364
                                               ------------


Expenses -
  Investment adviser fee (Note 2):........     $    442,884
  Administrator fee (Note 2):.............           94,113
  Compensation of Trustees not employees of
   the investment adviser or administrator           15,966
  Custodian fee (Note 1D):................          145,313
  Distribution expenses (Note 3):.........          138,401
  Audit services..........................           30,006
  Registration costs......................           29,136
  Transfer and dividend disbursing agent fees        21,299
  Shareholder communications..............           11,038
  Legal services..........................            7,461
  Printing................................            4,190
  Interest expense........................            3,799
  Miscellaneous ..........................            7,508
                                               ------------
  Total expenses..........................     $    951,114
                                               ------------

Deduct -
  Reduction of custodian fee (Note 1D):...     $     (3,713)
                                               ------------
  Net expenses............................     $    947,401
                                               ------------
  Net investment income...................     $    534,963
                                               ------------


 REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain -
   Investment transactions (identified
    cost basis)...........................     $  9,004,754
   Foreign currency transactions..........          (36,438)
                                               ------------
  Net realized gain.......................     $  8,968,316
  Change in unrealized depreciation -
   Investments (identified cost basis)....          (68,856)
   Foreign currency.......................           (4,742)
                                               ------------
  Net change in unrealized depreciation...     $    (73,598)
                                               ------------
  Net realized and unrealized gain of
    investments...........................     $  8,894,718
                                               ------------
  Net increase in net assets from operations   $  9,429,681
                                               ============



See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------

                                                                                        Year Ended            Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    Dec. 31, 2004         Dec. 31, 2003
---------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $    534,963           $    468,757
     Net realized gain (loss) on investments and foreign currency transactions..        8,968,316               (959,406)
     Change in unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities in foreign currencies..............          (73,598)            15,005,840
                                                                                     --------------        --------------
       Net increase in net assets resulting from operations.....................     $  9,429,681           $ 14,515,191
                                                                                     --------------        --------------
   Distributions to shareholders - From net investment income
     Standard shares............................................................     $   (376,098)          $   (338,309)
     Institutional shares (Note 8)..............................................                -                (69,545)
                                                                                     --------------        --------------
       Total distributions......................................................     $   (376,098)          $   (407,854)
                                                                                     --------------        --------------

   Net decrease in net assets from fund share transactions (Note 4) -
     Standard shares............................................................     $ (1,373,901)          $ (9,715,249)
     Institutional shares (Note 8) .............................................                -            (11,047,783)
                                                                                     --------------        --------------
   Net decrease in net assets from fund share transactions......................     $ (1,373,901)          $(20,763,032)
                                                                                     --------------        --------------
   Net increase (decrease) in net assets........................................     $  7,679,682           $ (6,655,695)

NET ASSETS:

   At beginning of year.........................................................       54,586,011             61,241,706
                                                                                     --------------        --------------
   At end of year...............................................................     $ 62,265,693           $ 54,586,011
                                                                                     ==============        ==============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF YEAR..................................................................     $  2,069,471           $  1,947,044
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
                                                             -----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2004         2003(4)      2002(4)      2001(4)     2000(4)
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                   $ 12.890      $ 9.840      $11.510      $15.180     $18.900
                                                              ---------    ---------    ---------    ---------     ---------
Income (loss)  from investment operations:
     Net investment income (loss) ..........                    $ 0.128      $ 0.073      $ 0.070     $ (0.023)    $ 0.135
     Net realized and unrealized gain (loss)                      2.140        3.044       (1.740)      (3.647)     (3.455)
                                                              ---------    ---------    ---------    ---------     ---------
         Total income (loss)
            from investment operations......                    $ 2.268      $ 3.117     $ (1.670)    $ (3.670)   $ (3.320)
                                                              ---------    ---------    ---------    ---------     ---------
Less distributions:
     Dividends from investment income.......                   $ (0.088)    $ (0.067)     $ -          $ -         $ -
     Distributions from capital gains.......                      -            -            -            -          (0.400)
                                                              ---------    ---------    ---------    ---------     ---------
         Total distributions................                   $ (0.088)    $ (0.067)     $ -          $ -        $ (0.400)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                   $ 15.070      $12.890      $ 9.840      $11.510     $15.180
                                                              =========    =========    =========    =========     =========

Total return(1) ............................                     17.71%       31.96%      (14.51%)     (24.18%)    (17.58%)

Ratios/Supplemental Data

     Net assets, end of year (000 omitted)..                    $62,266     $ 54,586      $ 50,835     $ 66,828    $110,868
     Ratio of net expenses to average net assets                  1.72%        1.80%         1.66%(2)     1.56%(2)    1.49%(2)

     Ratio of net expenses after custodian fee
       reduction to average net assets(5)                         1.71%        1.80%        1.65%        -           -
     Ratio of net investment income (loss) to average
        net assets                                                0.97%        0.81%        0.65%       (0.18%)      0.76%
     Portfolio turnover rate  ..............                       121%          77%          62%(3)       39%(3)      53%(3)

--------------------------------------------------------------------------------------------------------------------------------

(1)Total return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each  period reported. Dividends and distributions,  if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Includes each fund's share of its corresponding Portfolio's allocated expenses.(Note 1)
(3)Represents portfolio turnover rate of the fund's corresponding portfolio.(Note 1)
(4)Certain per share amounts are based on average shares outstanding.
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net  expenses  to average  daily net  assets  reported  above is  computed without consideration of such credits.

See notes to financial statements


WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Funds seek to provide total return consisting of price appreciation and current income. Prior to December 20, 2002, WSBC and WIBC invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolios and maintain the same investment objectives.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

D. Expense Reduction - Investors Bank & Trust (IBT) serves as custodian to the Funds. Pursuant to the custodian agreement, IBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At Decembe 31, 2004, the Trust, for federal income tax purposes, had capital loss carryovers of $33,673,411 (WMBC) and $19,221,164 (WIBC) which will reduce the Funds' taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

     12/31          WSBC            WMBC           WIBC
                    -----------------------------------

     2009            -         $13,839,245     $ 3,647,716
     2010            -          17,603,398      14,010,156
     201             -           2,230,768       1,563,292

     At December 31, 2004, net capital losses of $15,195 for WIBC attributable to foreign currency transactions incurred after October 31, 2004 are treated as arising on the first day of the fund's current taxable year. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

The tax character of distributions paid for the years ended December 31, 2004 and December 31, 2003 was as follows:

Year Ended  12/31/04             WSBC       WMBC        WIBC
------------------------------------------------------------------------------
Distributions declared from:
   Ordinary income               -       $289,970     $376,098
   Long-term capital gain     $1,597,259     -           -
------------------------------------------------------------------------------


Year Ended  12/31/03             WSBC        WMBC        WIBC
------------------------------------------------------------------------------
Distributions declared from:
   Ordinary income                -        $187,155    $408,176
   Long-term capital gain     $ 470,550       -           -
------------------------------------------------------------------------------


During the year ended December 31, 2004, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                           Accumulated Undistrib-           Undistributed
              Paid-In      uted Net Realized Gain           Net Investment
              Capital          on Investments                  Income

-------------------------------------------------------------------------------

WSBC        $(67,118)           $(28,575)                       $95,693
WMBC               -                 143                           (143)
WIBC               -              36,438                        (36,438)
-------------------------------------------------------------------------------

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                    WSBC           WMBC           WIBC
-------------------------------------------------------------------------------

Undistributed income                  -        $     73,373   $    697,366
Undistributed gain             $  1,387,304          -            -
Capital loss carryforwards            -        $(33,673,411)  $(19,221,164)
Unrealized appreciation        $ 10,843,824    $ 13,587,865   $  9,611,249
Other temporary differences    $    924,379    $   (212,487)  $  1,568,398
-------------------------------------------------------------------------------

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to an Investment Advisory Contract. Wright furnishes the Funds with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2004, the effective annual rate was 0.80% for WIBC and 0.60% for WSBC and WMBC. Wright has been allocated expenses of $20,497 and $10,054 on behalf of WSBC and WMBC, respectively. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2004, the effective rate was 0.12% for WSBC, 0.12% for WMBC, and 0.17% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets for activities primarily intended to result in the sale of each fund's shares. Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any, for both WSBC and WMBC. Pursuant to this agreement, the principal underwriter made a reduction of its fees of $50,160 and $11,227 on behalf of WSBC and WMBC, respectively. The investment adviser also assumed $20,497 and $10,054 of expenses on behalf of WSBC and WMBC, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2004, the Funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                     Year Ended                        Year Ended
                                                                  December 31, 2004                 December 31, 2003
                                                             ----------------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund--
   Sold...................................................     923,639    $  11,222,820       1,288,153     $  12,745,026
   Issued to shareholders in payment of distributions
     declared.............................................     106,988        1,396,188          47,582           403,022
   Redemptions............................................    (957,939)     (11,635,131)     (1,659,851)      (16,224,836)
                                                            -----------   --------------     -----------    --------------
     Net increase (decrease)..............................      72,688    $     983,877        (324,116)    $  (3,076,788)
                                                            ===========   ==============     ===========    ==============

Wright Major Blue Chip Equities Fund

   Sold...................................................     898,054    $   9,604,327       1,487,609     $  13,724,956
   Issued to shareholders in payment of distributions
     declared.............................................      20,569          233,277          14,951           150,707
   Redemptions............................................  (2,151,425)     (23,011,945)     (2,481,862)      (23,066,173)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................  (1,232,802)   $ (13,174,341)       (979,302)    $  (9,190,510)
                                                            ===========   ==============     ===========    ==============

Wright International Blue Chip Equities Fund-- Standard Shares:
   Sold...................................................     792,931    $  10,418,061       1,000,262     $  10,448,947
   Issued to shareholders in payment of distributions
     declared.............................................      21,458          276,379          25,450           231,084
   Redemptions............................................    (916,122)     (12,068,341)     (1,956,708)      (20,395,280)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (101,733)   $  (1,373,901)       (930,996)    $  (9,715,249)
                                                            ===========   ==============     ===========    ==============

Wright International Blue Chip Equities Fund-- Institutional Shares:
   Issued to shareholders in payment of distributions
     declared.............................................       -        $       -              16,247     $       9,545
   Redemptions............................................       -                -          (2,259,640)      (11,117,328)
                                                            -----------   --------------     -----------    --------------
   Net decrease...........................................       -        $       -          (2,243,393)    $ (11,047,783)
                                                            ===========   ==============     ===========    ==============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                      Year Ended December 31, 2004
                   --------------------------------------
                   WSBC           WMBC            WIBC
-----------------------------------------------------------------------------

Purchases..... $ 26,840,098   $ 48,694,283   $  66,492,718
                ===========    ===========     ===========

Sales......... $ 27,116,247   $ 61,783,544   $  68,829,228
                ===========    ===========     ===========
-----------------------------------------------------------------------------


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2004, as computed on a federal income tax basis, are as follows:

                   WSBC           WMBC            WIBC
-----------------------------------------------------------------------------

Aggregate cost $ 32,592,950   $ 52,144,082    $ 51,975,530
                ===========    ===========     ===========

Gross unrealized
appreciation     11,264,933     14,065,733       9,865,289
Gross unrealized
  depreciation     (421,109)      (477,868)       (266,649)
               -------------  -------------  -------------

Net unrealized
  appreciation $10,843,824    $ 13,587,865    $   9,598,640
                ===========    ===========     ===========

-------------------------------------------------------------------------------

The appreciation on foreign currency for WIBC is $12,609.

(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. WSBC, WMBC, and WIBC did not have significant borrowings or allocated fees during the year ended December 31, 2004. WMBC had $327,000 outstanding at December 31, 2004.

(8)  CLASS ELIMINATION

     The Institutional Share class of the Wright International Blue Chip Equities Fund was fully liquidated on May 20, 2003.

(9)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments.

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Independent Auditors' Report

     To the Trustees and Shareholders of
     The Wright Managed Equity Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Equity Trust (the "Trust"), comprising the Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (the "Funds"), as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2004, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Wright Managed Equity Trust as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     DELOITTE & TOUCHE LLP


     Boston, Massachusetts
     February 11, 2005

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2004



Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)
MORTAGE-BACKED SECURITIES

$    303,792      Countrywide Alternative Loan Trust,
                       Series 2004-15 2A1                5.317%      09-25-34       $101.63       $ 308,740         5.2%
      84,367      FHLMC Gold Balloon #M90710             5.000%      03-01-07        102.19          86,212         4.9%
      60,799      FHLMC Gold Balloon #M90724             5.500%      05-01-07        102.52          62,329         5.4%
     263,948      FHLMC Gold Balloon #M90767             4.500%      11-01-07        100.80         266,068         4.5%
     398,884      FHLMC Gold Balloon #M90802             4.000%      03-01-08        100.45         400,671         4.0%
   1,344,447      FHLMC Gold Balloon #M90937             5.000%      08-01-09        102.24       1,374,514         4.9%
   1,302,991      FHLMC Gold Balloon #M90941             4.500%      08-01-09        101.27       1,319,507         4.4%
     467,529      FHLMC Gold Pool #M90796                4.000%      02-01-08        100.45         469,624         4.0%
     490,471      FHLMC Pool #1B1291                     4.397%      11-01-33        100.13         491,099         4.4%
     292,555      First Horizon Alternative Mortgage
                     Securities, Series 2004-AA3 A1      5.375%      09-25-34        101.39         296,627         5.3%
     309,677      First Horizon Mortgage Pass-Through Trust,
                     Series 2004-AR4 3A1                 4.700%      08-25-34        100.24         310,424         4.7%
     103,593      FNMA Pool #254227                      5.000%      02-01-09        101.79         105,446         4.9%
     604,843      FNMA Pool #701043                      4.056%      04-01-33        100.27         606,473         4.0%
     318,133      Structured Adjustable Rate Mortgage Loan
                     Trust, Series 2004-12 6A            4.192%      09-25-34         98.88         314,583         4.2%
     295,556      Washington Mutual, Series 2004-AR3     4.240%      06-25-34         99.65         294,520         4.3%
     313,176      Wells Fargo Mortgage Backed Securities
                     Trust, Series 2004-Z 2A2            4.365%      12-25-34         99.94         312,980         4.4%

U.S. GOVERNMENT AGENCIES

$    770,000      FFCB                                   2.500%      03-15-06         99.37       $ 765,153         2.5%
   3,135,000      FHLMC                                  3.250%      11-02-07         99.57       3,121,516         3.3%
     795,000      FNMA                                   1.750%      06-16-06         98.10         779,851         1.8%
   2,135,000      FNMA                                   3.000%      11-22-06         99.60       2,126,343         3.0%

U.S. TREASURIES

$  3,090,000      U.S. Treasury Notes                    6.750%      05-15-05        101.58     $ 3,138,766         6.6%
   4,015,000      U.S. Treasury Notes                    4.625%      05-15-06        102.34       4,108,790         4.5%
     265,000      U.S. Treasury Notes                    3.000%      11-15-07         99.41         263,447         3.0%
                                                                                                 -----------

Total Investments (identified cost, $21,474,018)-- 98.8%                                        $21,323,683

Other Assets, Less Liabilities-- 1.2%                                                                248,988
                                                                                                 -----------

Net Assets-- 100.0%                                                                              $21,572,671
                                                                                                 ===========

FFCB - Federal Farm Credit Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association

See notes to financial statements


WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2004
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost of $21,474,018)(Note 1A) $  21,323,683
  Cash....................................          144,572
  Receivable for investments sold.........           15,990
  Receivable for fund shares sold.........            3,616
  Receivable from investment adviser......            1,318
  Interest receivable.....................          110,396
  Prepaid expenses........................            4,473
                                               ------------
    Total assets..........................     $ 21,604,048
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $      1,305
  Distributions payable...................           14,877
  Payable to affiliate for Trustees' fees.              447
  Transfer agent fee .....................            1,743
  Accrued expenses........................           13,005
                                               ------------
    Total liabilities.....................     $     31,377
                                               ------------
NET ASSETS................................     $ 21,572,671
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 23,065,187
  Accumulated undistributed net realized loss
    on investments (computed on the basis o
    identified cost)......................       (1,342,181)
  Unrealized depreciation on investments
   (computed on the basis of identified cost)      (150,335)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 21,572,671
                                               ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING.        2,161,858
                                               ============
NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $       9.98
                                               ============


See notes to financial statements



                             STATEMENT OF OPERATIONS

                          Year Ended December 31, 2004
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):

   Interest income........................     $    552,847
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    106,742
   Administrator fee (Note 3).............           21,348
   Compensation of Trustees not employees of
    the investment adviser or administrator          11,247
   Custodian fee (Note 1C)................           48,912
   Distribution expenses (Note 4).........           59,301
   Audit services.........................           25,956
   Transfer and dividend disbursing agent fees       20,512
   Registration costs.....................           13,827
   Shareholder communications.............            6,336
   Legal services.........................            4,912
   Printing...............................            3,526
   Interest expense.......................              667
   Miscellaneous..........................            3,561
                                               ------------
    Total expenses........................     $    326,847
                                               ------------

Deduct -
   Reduction of custodian fee (Note 1C):..     $    (2,490)
   Allocation of expenses to the investment adviser
    (Note 3)..............................          (1,318)
   Reduction of investment adviser fee
    (Note 3)..............................         (38,546)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....         (59,301)
                                               ------------
    Total deductions......................     $  (101,655)
                                               ------------
    Net expenses..........................     $    225,192
                                               ------------
      Net investment income...............     $    327,655
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $   (42,275)
  Change in unrealized depreciation
   of investments.........................        (185,876)
                                               ------------

   Net realized and unrealized loss of
    investments...........................     $  (228,151)
                                               ------------

    Net increase in net assets from operations $    99,504
                                               ============


See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                    ---------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2004                  2003
---------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $     327,655          $    545,906
     Net realized gain (loss) on investments....................................          (42,275)               699,197
     Change in unrealized depreciation on investments...........................         (185,876)            (1,048,933)
                                                                                     --------------        --------------
       Net increase in net assets resulting from operations.....................     $      99,504          $    196,170
                                                                                     --------------        --------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (735,924)          $   (914,896)
                                                                                     --------------        --------------
       Total distributions......................................................     $   (735,924)          $   (914,896)
                                                                                     --------------        --------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $ (5,348,388)          $ (5,563,259)
                                                                                     --------------        --------------
       Net decrease in net assets...............................................     $ (5,984,808)          $ (6,281,985)

NET ASSETS:
   At beginning of year.........................................................        27,557,479            33,839,464
                                                                                     --------------        --------------
   At end of year...............................................................     $  21,572,671          $ 27,557,479
                                                                                     ==============        ==============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $         --           $    (17,880)
                                                                                     ==============        ==============


See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
------------------------------------------------------------------------------



                                                                            Year Ended December 31,
                                                             ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2004          2003         2002         2001        2000
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 10.250     $  10.490    $  10.290    $  10.080     $  9.930
                                                              ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:

   Net investment income(1)  ...............                  $  0.123     $   0.165    $   0.349    $   0.480(7)  $  0.525
   Net realized and unrealized gain (loss)..                    (0.080)       (0.102)       0.200        0.195(7)     0.143
                                                              ---------    ---------    ---------    ---------     ---------
     Total income from investment operations                  $  0.043     $   0.063    $   0.549    $   0.675     $  0.668
                                                              ---------    ---------    ---------    ---------     ---------
Less distributions:

     Distributions from investment income...                  $ (0.313)    $  (0.303)   $  (0.349)   $  (0.465)    $ (0.518)
                                                              ---------    ---------    ---------    ---------     ---------
     Total distributions....................                  $ (0.313)    $  (0.303)   $  (0.349)   $  (0.465)    $ (0.518)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $  9.980     $  10.250    $  10.490    $  10.290     $ 10.080
                                                              =========    =========    =========    =========     =========
Total return(2) ............................                     0.43%        0.61%         5.42%        6.82%        6.94%

Ratios/Supplemental Data(1):
   Net assets, end of year (000 omitted)....                  $ 21,573     $ 27,557     $  33,839    $  36,025     $ 39,198
   Ratio of net expenses to average net assets                   0.96%         0.95%         0.97%(3)    0.97%(3)     0.98%(3)
   Ratio of net expenses after custodian fee
      reduction to average net assets ......                     0.95%(6)   0.95%(6)  0.95%(3)(4)(6  0.95%(3)(4)(6)   0.95%(3)(4)(6)
   Interest expense  .......................                     _          0.01%        -           -            -
   Ratio of net investment income to average
      net assets............................                     1.38%      1.75%        3.10%       4.40%            5.27%
   Portfolio turnover rate  ................                      138%       165%          64%(5)      92%(5)           65%(5)

----------------------------------------------------------------------------------------------------------------------------------

(1)For  certain  periods  presented,  the  operating  expenses  of the fund were reduced by an allocation of expenses to the investment  adviser,  a reduction
   in  distribution   fees  by  the  principal   underwriter,   a  reduction  in
   administration  fees,  or a  combination  thereof.  Had such  action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2004          2003         2002         2001         2000
                                                     --------------------------------------------------------------------

     Net investment income per share........                  $  0.097     $   0.134    $   0.323    $   0.452     $  0.511
                                                              =========    =========    =========    =========     =========

     Ratios (As a percentage of average net assets):
       Expenses ............................                     1.38%         1.28%        1.20%(3)     1.22%(3)     1.13%(3)
                                                              =========    =========    =========    =========     =========
       Expense after custodian fee reduction                     1.37%         1.28%        1.18%(3)(4)  1.20%(3)(4)  1.10%(3)(4)
                                                              =========    =========    =========    =========     =========
       Interest expense.....................                     -             0.01%        -            -            -
                                                              =========    =========    =========    =========     =========
       Net investment income................                     0.96%         1.42%        2.87%        4.15%        5.13%
                                                              =========    =========    =========    =========     =========

------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.(Note 1)
(4)Custodian fees were reduced by credits  resulting from cash balances the fund maintained  with the custodian  (Note 1C). The computation of net expenses to average daily net assets reported above is computed without  consideration of such credits.
(5)Represents portfolio turnover rate of the fund's corresponding portfolio.(Note 1)
(6)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(7)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.491 and net realized and unrealized  gain
   (loss) per share would have been $0.184.

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2004


Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)
ASSET-BACKED SECURITIES

FINANCIAL SERVICES
--------------------
$    430,000      Citibank Credit Card Master Trust      6.900%      10-15-07       $103.05       $ 443,119         6.7%
     380,000      Citibank Credit Card Master Trust      5.875%      03-10-11        107.63         408,992         5.5%
     340,000      Citigroup Commercial Mortgage Trust,
                      Series 2004-C2 A5                  4.733%      10-15-41         98.74         335,723         4.8%
     356,006      Countrywide Alternative Loan Trust,
                       Series 2004-15 2A1                5.317%      09-25-34        101.63         361,804         5.2%
     347,409      First Horizon Alternative Mortgage Securities,
                       Series 2004-AA3 A1                5.375%      09-25-34        101.39         352,244         5.3%
     374,386      First Horizon Mortgage Pass-Through Trust,
                       Series 2004-AR4 3A1               4.700%      08-25-34        100.24         375,289         4.7%
     565,000      JP Morgan Chase Commercial Mortgage
                       Securities, Series 2004-C3 A5     4.878%      01-15-42         99.76         563,644         4.9%
     220,000      JP Morgan Chase Commercial Mortgage
                       Securities, Series 2004-CBX A6    4.899%      11-12-39        100.42         220,920         4.9%
     610,000      MBNA Master Credit Card Trust,
                       Series 1999-BA                    5.900%      08-15-11        107.88         658,063         5.5%
     140,000      MBNA Master Credit Card Trust,
                       Series 2000-AA                    7.350%      07-16-07        100.63         140,881         7.3%
     376,865      Structured Adjustable Rate Mortgage
                       Loan Trust, Series 2004-12 6A     4.192%      09-25-34         98.88         372,660         4.2%
     364,090      Washington Mutual, Series 2004-AR3     4.240%      06-25-34         99.65         362,815         4.3%
     367,003      Wells Fargo Mortgage Backed Securities Trust,
                       Series 2004-Z 2A2                 4.365%      12-25-34         99.94         366,774         4.4%
                                                                                                 -----------
Total Asset Backed Securities (identified cost, $4,992,855)-- 13.0%                              $4,962,928
                                                                                                 -----------



CORPORATE BONDS

AUTO
----
$    190,000      DaimlerChrysler North America
                   Holding Co.                           7.200%      09-01-09       $111.41       $ 211,684         6.5%
     195,000      General Motors Corp.                   8.800%      03-01-21        108.45         211,479         8.1%

BANKS
------
$    205,000      Bank One Corp., Note                   2.625%      06-30-08       $ 96.09       $ 196,982         2.7%
     390,000      Bayerische Landesbank, MTN             2.600%      10-16-06         98.65         384,752         2.6%
     335,000      CIT Group, Inc.                        7.750%      04-02-12        118.54         397,105         6.5%
     320,000      National Rural Utilities               7.250%      03-01-12        115.59         369,872         6.3%
     325,000      Royal Bank of Scotland                 7.648%      08-31-49        122.13         396,916         6.3%
     390,000      SLM Corp                               2.300%      01-26-09        100.12         390,452         2.3%
     360,000      U.S. Bancorp                           5.100%      07-15-07        103.49         372,561         4.9%

BLDG - RESIDENTIAL/COMMER
-------------------------
$    170,000      Centex Corp.                           7.875%      02-01-11       $116.95       $ 198,822         6.7%

BUILDING MATERIALS
--------------------
$     95,000      Lowes Co., Inc.                        8.250%      06-01-10       $120.05       $ 114,052         6.9%

CABLE TV
----------
$    170,000      Comcast Cable Comm HLDGS               8.375%      03-15-13       $123.50       $ 209,950         6.8%

DIVERSIFIED FINANCIALS
----------------------
$    375,000      Bear Stearns Co., Inc.                 1.770%      09-27-07       $101.34       $ 380,015         1.7%
     340,000      Boeing Capital Corp., Senior Note      7.375%      09-27-10        115.43         392,459         6.4%
     230,000      Cendant Corp.                          6.250%      01-15-08        106.80         245,629         5.9%
     190,000      First Union Corp.                      6.400%      04-01-08        108.52         206,194         5.9%
     200,000      Ford Motor Credit Co.                  7.375%      10-28-09        107.98         215,952         6.8%
     415,000      General Electric Cap Corp.             6.125%      02-22-11        109.68         455,171         5.6%
     300,000      Goldman Sachs Group, Inc.              6.600%      01-15-12        111.76         335,288         5.9%

ELECTRIC - INTEGRATED
----------------------
$    190,000      American Electric Power Co., Inc.      6.125%      05-15-06       $103.67       $ 196,977         5.9%
     205,000      Dominion Resources, Inc.               6.300%      03-15-33        104.34         213,893         6.0%
     190,000      PPL Electric Utilities                 5.875%      08-15-07        105.18         199,844         5.6%
     210,000      Scana Corp.                            1.620%      11-15-06        100.28         210,578         1.6%

FOOD - RETAIL
--------------
$    180,000      Albertson's, Inc.                      7.500%      02-15-11       $115.96       $ 208,732         6.5%
     200,000      Safeway, Inc., Note                    5.800%      08-15-12        105.73         211,455         5.5%

FOOD, BEVERAGE & TOBACCO
-------------------------
$    380,000      Pepsico, Inc.                          3.200%      05-15-07       $ 99.57       $ 378,378         3.2%

INSTRUMENTS - CONTROLS
-------------------------
$    345,000      Honeywell International, Inc.          7.000%      03-15-07       $107.27       $ 370,078         6.5%

MEDICAL
--------
$    110,000      Amgen, Inc.                            6.500%      12-01-07       $108.18       $ 118,992         6.0%
     205,000      Wyeth                                  5.500%      03-15-13        104.10         213,412         5.3%

MEDICAL - HMO
--------------
$    380,000      UnitedHealth Group, Inc.               4.875%      04-01-13       $101.01       $ 383,825         4.8%

MULTIMEDIA
-----------
$    185,000      AOL Time Warner, Inc.                  6.750%      04-15-11       $112.63       $ 208,368         6.0%

OIL & GAS
----------
$    460,000      BP Capital Markets Plc                 2.750%      12-29-06       $ 99.02       $ 455,510         2.8%
     320,000      Phillips Petroleum                     6.650%      07-15-18        114.85         367,524         5.8%
     190,000      Repsol International Finance           7.450%      07-15-05        102.34         194,445         7.3%
     175,000      Sempra Energy                          6.000%      02-01-13        106.90         187,074         5.6%
     180,000      Transocean Sedco Forex                 7.500%      04-15-31        123.48         222,264         6.1%

PIPELINES
----------
$    185,000      Duke Capital Corp., Senior Note        7.500%      10-01-09       $113.30       $ 209,598         6.6%

PROPERTY/CASUALTY INSURANCE
---------------------------
$    205,000      Fund American Cos., Inc.,
                       Guaranteed Senior Note            5.875%      05-15-13       $101.94       $ 208,982         5.8%

RETAIL
-------
$    135,000      TJX Cos., Inc.                         7.450%      12-15-09       $114.49       $ 154,562         6.5%

TELECOM
--------
$    165,000      Ameritech Capital Corp.                7.500%      04-01-05       $101.09       $ 166,796         7.4%
     180,000      AT&T Wireless                          7.875%      03-01-11        118.01         212,416         6.7%
     145,000      British Telecom Plc                    8.875%      12-15-30        134.30         194,741         6.6%
     170,000      Deutsche Telekom International Finance 8.500%      06-15-10        119.27         202,760         7.1%
     170,000      France Telecom SA                      9.250%      03-01-11        119.44         203,043         7.7%
     190,000      Sprint Capital Corp.                   6.125%      11-15-08        107.34         203,936         5.7%
     325,000      Verizon Global Funding Corp.           7.750%      12-01-30        124.72         405,349         6.2%
                                                                                                 -----------
Total Corporate Bonds (identified cost, $12,004,368)-- 31.9%                                    $12,188,867


GOVERNMENT INTERESTS

MORTGAGE-BACKED SECURITIES
---------------------------
$    179,828      FHLMC Gold Pool #A10798                5.500%      05-01-33       $101.71       $ 182,909         5.4%
     662,810      FHLMC Gold Pool #A13645                6.000%      09-01-33        103.38         685,199         5.8%
     147,967      FHLMC Gold Pool #C01646                6.000%      09-01-33        103.38         152,965         5.8%
     104,343      FHLMC Gold Pool #C01702                6.500%      10-01-33        105.36         109,935         6.2%
      54,217      FHLMC Gold Pool #E00903                7.000%      10-01-15        106.04          57,490         6.6%
     494,458      FHLMC Pool #1B1291                     4.397%      11-01-33        100.13         495,092         4.4%
      95,162      FHLMC Pool #27663                      7.000%      06-01-29        106.11         100,973         6.6%
     606,178      FNMA Pool #254865                      4.500%      08-01-18         99.94         605,803         4.5%
   1,193,504      FNMA Pool #254904                      5.500%      09-01-33        101.64       1,213,070         5.4%
      78,528      FNMA Pool #479477                      6.000%      01-01-29        103.79          81,504         5.8%
      63,822      FNMA Pool #489357                      6.500%      03-01-29        105.08          67,060         6.2%
      80,221      FNMA Pool #535332                      8.500%      04-01-30        109.14          87,550         7.8%
     315,435      FNMA Pool #545317                      5.500%      11-01-16        103.55         326,620         5.3%
     376,360      FNMA Pool #545407                      5.500%      01-01-32        101.76         382,990         5.4%
     104,906      FNMA Pool #545782                      7.000%      07-01-32        106.04         111,241         6.6%
     774,923      FNMA Pool #545993                      6.000%      11-01-32        103.57         802,603         5.8%
     544,872      FNMA Pool #555531                      5.500%      06-01-33        101.64         553,804         5.4%
     608,730      FNMA Pool #576524                      5.500%      01-01-29        101.91         620,368         5.4%
     112,079      FNMA Pool #597396                      6.500%      09-01-31        105.01         117,692         6.2%
      59,930      FNMA Pool #634823                      6.500%      03-01-32        104.99          62,922         6.2%
     510,620      FNMA Pool #663689                      5.000%      01-01-18        101.73         519,441         4.9%
     489,443      FNMA Pool #701043                      4.056%      04-01-33        100.27         490,762         4.0%
     258,040      FNMA Pool #725550                      5.000%      05-01-19        101.73         262,497         4.9%
     320,579      FNMA Pool #738630                      5.500%      11-01-33        101.64         325,835         5.4%
     443,404      FNMA Pool #739319                      6.000%      10-01-33        103.48         458,835         5.8%
     610,259      FNMA Pool #739372                      4.121%      09-01-33         99.34         606,210         4.1%
     125,948      GNMA II Pool #2671                     6.000%      11-20-28        103.92         130,881         5.8%
      22,724      GNMA II Pool #2909                     8.000%      04-20-30        108.16          24,579         7.4%
      64,603      GNMA II Pool #2972                     7.500%      09-20-30        107.01          69,129         7.0%
      24,742      GNMA II Pool #2973                     8.000%      09-20-30        108.16          26,761         7.4%
   1,053,108      GNMA II Pool #3442                     5.000%      09-20-33        100.12       1,054,349         5.0%
   1,184,779      GNMA II Pool #3530                     5.500%      03-20-34        102.12       1,209,929         5.4%
     528,057      GNMA Pool #374892                      7.000%      02-15-24        106.81         563,997         6.6%
      96,698      GNMA Pool #376400                      6.500%      02-15-24        105.84         102,341         6.1%
     156,076      GNMA Pool #379982                      7.000%      02-15-24        106.81         166,698         6.6%
     175,436      GNMA Pool #410081                      8.000%      08-15-25        109.00         191,223         7.3%
      68,303      GNMA Pool #427199                      7.000%      12-15-27        106.53          72,762         6.6%
      89,385      GNMA Pool #436214                      6.500%      02-15-13        106.68          95,358         6.1%
      39,794      GNMA Pool #442996                      6.000%      06-15-13        105.53          41,995         5.7%


$    176,438      GNMA Pool #448490                      7.500%      03-15-27       $107.67       $ 189,966         7.0%
     199,719      GNMA Pool #458762                      6.500%      01-15-28        105.50         210,700         6.2%
     152,428      GNMA Pool #460726                      6.500%      12-15-27        105.57         160,919         6.2%
     134,767      GNMA Pool #463839                      6.000%      05-15-13        105.53         142,220         5.7%
     155,247      GNMA Pool #478072                      6.500%      05-15-28        105.50         163,783         6.2%
      60,727      GNMA Pool #488924                      6.500%      11-15-28        105.50          64,066         6.2%
      40,477      GNMA Pool #510706                      8.000%      11-15-29        108.62          43,968         7.4%
     151,910      GNMA Pool #581536                      5.500%      06-15-33        102.26         155,346         5.4%

U.S. GOVERNMENT AGENCIES
---------------------------
$    415,000      FFCB                                   2.500%      03-15-06       $ 99.37       $ 412,388         2.5%
     380,000      FHLMC                                  3.250%      11-02-07         99.57         378,366         3.3%
     865,000      FNMA                                   3.000%      11-22-06         99.60         861,492         3.0%
     900,000      FNMA                                   2.875%      05-19-08         97.73         879,553         2.9%
     770,000      FNMA                                   3.875%      11-17-08         99.67         767,464         3.9%
     275,000      FNMA                                   6.250%      05-15-29        114.18         313,986         5.5%
     320,000      Tennessee Valley Authority             6.000%      03-15-13        110.89         354,836         5.4%

U.S. TREASURIES
------------------
$  1,360,000      U.S. Treasury Bonds                    6.125%      11-15-27        116.82     $ 1,588,810         5.2%
     565,000      U.S. Treasury Notes                    6.750%      05-15-05        101.58         573,917         6.6%
                                                                                                 -----------
Total Government Interests (identified cost, $20,322,611)-- 53.6%                               $20,493,152
                                                                                                 -----------
Total Investments (identified cost, $37,319,834)-- 98.5%                                        $37,644,947

Other Assets, Less Liabilities-- 1.5%                                                               568,224
                                                                                                 -----------
Net Assets-- 100.0%                                                                             $38,213,171
                                                                                                 ===========



FFCB - Federal Farm Credit Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2004
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost, $37,319,834) (Note 1A)   $ 37,644,947
  Cash....................................          251,329
  Receivable for investments sold.........           16,120
  Receivable for fund shares sold.........            8,502
  Receivable from investment adviser......           20,755
  Interest receivable.....................          310,561
  Prepaid expenses........................            5,795
                                               ------------
    Total assets..........................     $ 38,258,009
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $      1,142
  Distributions payable...................           24,444
  Payable to affiliate for Trustees' fees.              445
  Transfer agent fee .....................            1,699
  Accrued expenses and other liabilities..           17,108
                                               ------------
    Total liabilities.....................     $     44,838
                                               ------------
NET ASSETS................................     $ 38,213,171
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 39,823,292
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)    (1,925,562)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)       325,113
  Distributions in excess of net investment
    income................................           (9,672)
                                               ------------
   Net assets applicable to outstanding
    shares................................    $  38,213,171
                                               ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................        2,992,818
                                               ============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $      12.77
                                               ============




See notes to financial statements


                             STATEMENT OF OPERATIONS

                          Year Ended December 31, 2004
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $  1,809,253
                                                ------------
  Expenses -
   Investment adviser fee (Note 3)........     $    179,909
   Administrator fee (Note 3).............           27,986
   Compensation of Trustees not employees of
    the investment adviser or administrator          10,997
   Custodian fee (Note 1C)................           70,057
   Distribution expenses (Note 4).........           99,950
   Audit services.........................           25,956
   Transfer and dividend disbursing agent fees       20,064
   Registration costs.....................           19,175
   Shareholder communications.............            6,084
   Legal services.........................            5,183
   Printing...............................            3,460
   Interest expense.......................              797
   Miscellaneous..........................            1,835
                                               ------------
    Total expenses........................     $    471,453
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C):..     $    (3,893)
   Allocation of expenses to the
    investment adviser (Note 3)...........         (20,755)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....     $   (67,098)
                                               ------------
   Total deductions.......................     $   (91,746)
                                               ------------
    Net expenses..........................     $    379,707
                                               ------------
      Net investment income...............     $  1,429,546
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $    212,872
  Change in unrealized depreciation
   of investments.........................         (319,493)
                                               ------------
   Net realized and unrealized loss of
    investments...........................     $   (106,621)
                                               ------------
    Net increase in net assets from
     perations............................     $  1,322,925
                                               ============



See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                         ---------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2004                  2003
--------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $   1,429,546          $  1,491,343
     Net realized gain on investments...........................................           212,872             1,652,885
     Change in unrealized depreciation of investments...........................         (319,493)            (1,854,914)
                                                                                     --------------        --------------
       Net increase in net assets resulting from operations.....................     $   1,322,925          $  1,289,314
                                                                                     --------------        --------------
   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,696,335)          $ (1,734,662)
                                                                                     --------------        --------------
       Total distributions......................................................     $ (1,696,335)          $ (1,734,662)
                                                                                     --------------        --------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $ (3,730,440)          $  3,358,788
                                                                                     --------------        --------------
       Net increase (decrease) in net assets....................................     $ (4,103,850)          $  2,913,440

NET ASSETS:
   At beginning of year.........................................................        42,317,021            39,403,581
                                                                                     --------------        --------------
   At end of year...............................................................     $  38,213,171          $ 42,317,021
                                                                                     ==============        ==============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $     (9,672)          $     (9,673)
                                                                                     ==============        ==============


See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------



                                                                                Year Ended December 31,
                                                              ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2004          2003         2002         2001        2000
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 12.870     $  13.010    $  12.550    $  12.630     $ 12.100
                                                              ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:
   Net investment income(1) ................                  $  0.453     $   0.483    $   0.639    $   0.709 (4) $  0.712
   Net realized and unrealized gain (loss)..                    (0.011)       (0.066)       0.461       (0.090)(4)    0.530
                                                              ---------    ---------    ---------    ---------     ---------
     Total income from investment operations                  $  0.442     $   0.417    $   1.100    $   0.619     $  1.242
                                                              ---------    ---------    ---------    ---------     ---------
Less distributions:
   Distributions from investment income.....                  $ (0.542)    $  (0.557)   $  (0.640)   $  (0.699)    $ (0.712)
                                                              ---------    ---------    ---------    ---------     ---------

     Total distributions....................                  $ (0.542)    $  (0.557)   $  (0.640)   $  (0.699)    $ (0.712)
                                                              ---------    ---------    ---------    ---------     ---------

Net asset value, end of year................                  $ 12.770     $ 12.870     $ 13.010     $  12.550     $ 12.630
                                                              =========    =========    =========    =========     =========

Total return(2) ............................                     3.52%        3.25%        9.03%         4.96%       10.62%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $ 38,213     $ 42,317     $ 39,404     $  50,620     $ 65,775
   Ratio of net expenses to average net assets                   0.96%        0.95%        0.96%         0.96%        0.96%
   Ratio of net expenses after custodian fee
     reduction to average net assets........                     0.95%(5)     0.95%(5)     0.95%(3)(5)   0.95%(3)(5)  0.95%(3)(5)
   Ratio of net investment income to average
      net assets............................                     3.58%        3.67%        4.92%        5.44%        5.84%
   Portfolio turnover rate..................                       64%         131%          68%          38%          61%

----------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2004, 2003, 2002, and 2001, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, and/or a reduction in distribution expenses by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2004          2003         2002         2001
                                                            -------------------------------------------------------

   Net investment income per share..........                  $  0.429     $  0.455     $  0.621     $   0.701
                                                              =========    =========    =========    =========

   Ratios (As a percentage of average net assets):
     Expenses...............................                     1.18%         1.17%        1.09%        1.02%
                                                              =========    =========    =========    =========

     Expenses after custodian fee reduction.                     1.17%         1.17%        1.08%(3)     1.01%(3)
                                                              =========    =========    =========    =========

     Net investment income..................                     3.36%         3.46%        4.78%        6.38%
                                                              =========    =========    =========    =========


-----------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits  resulting from cash balances the fund maintained  with the custodian  (Note 1C). The computation of net expenses to average daily net assets reported above is computed without  consideration of such credits.
(4)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.716 and net realized and unrealized  gain
   (loss) per share would have been $(0.097).
(5)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------
Portfolio of Investments - December 31, 2004



Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value         Yield
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (unaudited)

MORTGAGE-BACKED SECURITIES - 86.9%

$   12,160        FHLMC Gold Balloon #M90724              5.500%      05-01-07        $102.52        $ 12,466         5.4%
   263,948        FHLMC Gold Balloon #M90767              4.500%      11-01-07         100.80         266,068         4.5%
   132,961        FHLMC Gold Balloon #M90802              4.000%      03-01-08         100.45         133,557         4.0%
   600,266        FHLMC Gold Pool #C01672                 6.000%      10-01-33         103.38         620,543         5.8%
 1,362,466        FHLMC Pool #11636                       5.000%      01-01-19         101.67       1,385,157         4.9%
   259,192        FHLMC Pool #1B1291                      4.397%      11-01-33         100.13         259,524         4.4%
    51,797        FNMA Pool #254227                       5.000%      02-01-09         101.79          52,723         4.9%
    48,367        FNMA Pool #254505                       5.000%      11-01-09         101.79          49,232         4.9%
   462,651        FNMA Pool #254546                       5.500%      12-01-17         103.49         478,803         5.3%
   196,144        FNMA Pool #535131                       6.000%      03-01-29         103.79         203,577         5.8%
   170,207        FNMA Pool #663689                       5.000%      01-01-18         101.73         173,147         4.9%
   857,659        FNMA Pool #673315                       5.500%      11-01-32         101.71         872,281         5.4%
   861,094        FNMA Pool #696828                       5.000%      04-01-18         101.73         875,969         4.9%
   261,955        FNMA Pool #701043                       4.056%      04-01-33         100.27         262,661         4.0%
   694,043        FNMA Pool #729950                       6.000%      12-01-33         103.48         718,196         5.8%
 2,300,000        FNMA Pool #803855                       5.500%      12-01-34         101.61       2,337,074         5.4%
     5,182        GNMA II Pool #1596                      9.000%      04-20-21         112.15           5,811         8.0%
   120,869        GNMA II Pool #2268                      7.500%      08-20-26         107.29         129,685         7.0%
    16,834        GNMA II Pool #2855                      8.500%      12-20-29         108.91          18,333         7.8%
   255,792        GNMA II Pool #3228                      6.500%      04-20-32         105.17         269,023         6.2%
   883,923        GNMA II Pool #3259                      5.500%      07-20-32         102.24         903,755         5.4%
 1,335,497        GNMA II Pool #3284                      5.500%      09-20-32         102.24       1,365,461         5.4%
   105,250        GNMA II Pool #723                       7.500%      01-20-23         107.72         113,380         7.0%
       204        GNMA Pool #007003                       8.000%      07-15-05         101.35             206         7.9%
       281        GNMA Pool #009106                       8.250%      05-15-06         103.66             291         8.0%
       356        GNMA Pool #009889                       7.250%      02-15-06         102.54             365         7.1%
       465        GNMA Pool #012526                       8.000%      11-15-06         103.08             479         7.8%
     1,262        GNMA Pool #153564                      10.000%      04-15-16         111.53           1,407         9.0%
     6,676        GNMA Pool #172558                       9.500%      08-15-16         112.58           7,516         8.4%
     2,872        GNMA Pool #176992                       8.000%      11-15-16         108.99           3,130         7.3%
     4,151        GNMA Pool #177784                       8.000%      10-15-16         108.99           4,524         7.3%
    13,587        GNMA Pool #192357                       8.000%      04-15-17         109.51          14,880         7.3%
    20,592        GNMA Pool #194057                       8.500%      04-15-17         110.36          22,725         7.7%
    11,650        GNMA Pool #194287                       9.500%      03-15-17         112.76          13,137         8.4%
     1,672        GNMA Pool #196063                       8.500%      03-15-17         110.36           1,845         7.7%
       831        GNMA Pool #208076                       8.000%      04-15-17         109.51             910         7.3%
     8,300        GNMA Pool #211231                       8.500%      05-15-17         110.36           9,159         7.7%
     7,362        GNMA Pool #212601                       8.500%      06-15-17         110.36           8,125         7.7%
     7,111        GNMA Pool #220917                       8.500%      04-15-17         110.36           7,848         7.7%
    11,676        GNMA Pool #223133                       9.500%      07-15-17         112.76          13,167         8.4%
     9,794        GNMA Pool #223348                      10.000%      08-15-18         111.84          10,954         8.9%
     1,566        GNMA Pool #223588                      10.000%      12-15-18         111.84           1,752         8.9%
    14,185        GNMA Pool #228308                      10.000%      01-15-19         111.95          15,881         8.9%
     3,195        GNMA Pool #230223                       9.500%      04-15-18         112.90           3,607         8.4%
     1,387        GNMA Pool #247473                      10.000%      09-15-18         107.53           1,492         9.3%
     3,906        GNMA Pool #247872                      10.000%      09-15-18         111.84           4,369         8.9%
     5,061        GNMA Pool #251241                       9.500%      06-15-18         112.90           5,714         8.4%
     8,311        GNMA Pool #258911                       9.500%      09-15-18         112.90           9,383         8.4%
    10,098        GNMA Pool #260999                       9.500%      09-15-18         112.90          11,400         8.4%
     9,496        GNMA Pool #263439                      10.000%      02-15-19         111.95          10,631         8.9%
     1,693        GNMA Pool #265267                       9.500%      08-15-20         112.97           1,913         8.4%
     4,300        GNMA Pool #266983                      10.000%      02-15-19         111.95           4,814         8.9%


$    3,472        GNMA Pool #273690                       9.500%      08-15-19        $112.92         $ 3,920         8.4%
     7,081        GNMA Pool #274489                       9.500%      12-15-19         112.92           7,996         8.4%
     9,266        GNMA Pool #286556                       9.000%      03-15-20         112.45          10,419         8.0%
     7,031        GNMA Pool #301366                       8.500%      06-15-21         110.13           7,743         7.7%
     1,884        GNMA Pool #302723                       8.500%      05-15-21         110.13           2,074         7.7%
     8,753        GNMA Pool #302933                       8.500%      06-15-21         110.13           9,639         7.7%
     6,235        GNMA Pool #306693                       8.500%      09-15-21         110.13           6,867         7.7%
    12,082        GNMA Pool #308792                       9.000%      07-15-21         112.55          13,598         8.0%
     3,793        GNMA Pool #314222                       8.500%      04-15-22         110.02           4,173         7.7%
    14,578        GNMA Pool #315187                       8.000%      06-15-22         109.46          15,956         7.3%
    15,835        GNMA Pool #315754                       8.000%      01-15-22         109.46          17,332         7.3%
    28,868        GNMA Pool #316240                       8.000%      01-15-22         109.46          31,598         7.3%
    31,628        GNMA Pool #319441                       8.500%      04-15-22         110.02          34,797         7.7%
    16,398        GNMA Pool #321976                       8.500%      01-15-22         110.02          18,040         7.7%
    17,781        GNMA Pool #325165                       8.000%      06-15-22         109.46          19,462         7.3%
    21,448        GNMA Pool #325651                       8.000%      06-15-22         109.46          23,476         7.3%
    26,631        GNMA Pool #335950                       8.000%      10-15-22         109.46          29,149         7.3%
    40,352        GNMA Pool #348213                       6.500%      08-15-23         105.95          42,750         6.1%
    34,354        GNMA Pool #350659                       7.500%      06-15-23         108.16          37,158         6.9%
   183,593        GNMA Pool #352001                       6.500%      12-15-23         105.94         194,506         6.1%
    81,794        GNMA Pool #352110                       7.000%      08-15-23         106.87          87,413         6.6%
 3,017,709        GNMA Pool #3556                         5.500%      05-20-34         102.12       3,081,766         5.4%
   103,170        GNMA Pool #368238                       7.000%      12-15-23         106.87         110,258         6.6%
    53,008        GNMA Pool #372379                       8.000%      10-15-26         108.84          57,693         7.4%
   148,222        GNMA Pool #410215                       7.500%      12-15-25         107.81         159,795         7.0%
    36,146        GNMA Pool #414736                       7.500%      11-15-25         107.81          38,968         7.0%
   141,432        GNMA Pool #420707                       7.000%      02-15-26         106.66         150,847         6.6%
    57,132        GNMA Pool #421829                       7.500%      04-15-26         107.73          61,549         7.0%
    26,720        GNMA Pool #431036                       8.000%      07-15-26         108.84          29,082         7.4%
   114,757        GNMA Pool #431612                       8.000%      11-15-26         108.84         124,900         7.4%
    42,081        GNMA Pool #442190                       8.000%      12-15-26         108.84          45,801         7.4%
    70,307        GNMA Pool #449176                       6.500%      07-15-28         105.50          74,173         6.2%
   299,578        GNMA Pool #458762                       6.500%      01-15-28         105.50         316,051         6.2%
    97,748        GNMA Pool #462623                       6.500%      03-15-28         105.50         103,123         6.2%
   226,005        GNMA Pool #469615                       6.500%      10-15-28         105.50         238,432         6.2%
 2,462,484        GNMA Pool #471369                       5.500%      05-15-33         102.26       2,518,182         5.4%
   250,632        GNMA Pool #472028                       6.500%      05-15-28         105.50         264,413         6.2%
   459,966        GNMA Pool #486482                       6.500%      09-15-28         105.50         485,258         6.2%
   376,149        GNMA Pool #523002                       6.500%      02-15-32         105.39         396,430         6.2%
   111,171        GNMA Pool #538314                       7.000%      02-15-32         106.31         118,188         6.6%
   235,090        GNMA Pool #570141                       6.500%      12-15-31         105.39         247,762         6.2%
 1,124,541        GNMA Pool #585467                       6.000%      08-15-32         103.80       1,167,218         5.8%
   505,749        GNMA Pool #587080                       6.500%      05-15-32         105.39         533,017         6.2%
 1,569,823        GNMA Pool #589580                       5.500%      11-15-32         102.34       1,606,520         5.4%
   479,095        GNMA Pool #594897                       6.000%      09-15-32         103.80         497,277         5.8%
 1,124,878        GNMA Pool #595207                       5.500%      12-15-32         102.34       1,151,173         5.4%
 1,035,747        GNMA Pool #595455                       5.500%      11-15-32         102.34       1,059,959         5.4%
 1,262,235        GNMA Pool #595606                       6.000%      11-15-32         103.80       1,310,138         5.8%
   966,050        GNMA Pool #603250                       5.500%      04-15-34         102.22         987,465         5.4%
   992,751        GNMA Pool #619718                       6.000%      05-15-34         103.75       1,029,929         5.8%
   143,070        GNMA Pool #780429                       7.500%      09-15-26         107.77         154,184         7.0%
                                                                                                   -----------
Total Mortgaged-Backed Securities (identified cost, $28,241,123)-- 86.9%                         $ 30,435,667

U.S. GOVERNMENT AGENCIES
--------------------------
$  480,000        FFCB                                    2.500%      03-15-06        $ 99.37    $    476,978         2.5%
   855,000        FNMA                                    3.000%      11-22-06          99.60         851,533         3.0%
 1,175,000        FNMA                                    2.875%      05-19-08          97.73       1,148,305         2.9%
   925,000        FNMA                                    3.875%      11-17-08          99.67         921,954         3.9%
   140,000        Tennessee Valley Authority              6.000%      03-15-13         110.89         155,241         5.4%
                                                                                                   -----------
Total U.S. Government Agencies (identified cost, $3,582,732)-- 10.2%                              $ 3,554,011


U.S. TREASURIES
---------------------
$  570,000        U.S. Treasury Notes                     3.875%      02-15-13        $ 98.70       $ 562,564         3.9%
                                                                                                   -----------
Total U.S. Treasuries (identified cost, $588,377)-- 1.6%                                            $ 562,564
                                                                                                   -----------
Total Investments (identified cost, $32,382,232)-- 98.7%                                          $34,552,242
Other Assets, Less Liabilities-- 1.3%                                                                 460,661
                                                                                                   -----------
Net Assets-- 100.0%                                                                               $35,012,903
                                                                                                  ===========


FFCB - Federal Farm Credit Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2004
-------------------------------------------------------------------------------

ASSETS:
  Investments, at value
   (identified cost of ($32,382,232) (Note 1A) $ 34,552,242
  Cash....................................          286,868
  Receivable for investments sold.........            8,450
  Receivable for fund shares sold.........            6,230
  Receivable from investment adviser......           58,694
  Interest receivable.....................          167,804
  Prepaid expenses........................            8,389
                                               ------------
    Total assets..........................     $ 35,088,677
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $      3,069
  Distributions payable...................           47,036
  Payable to affiliate for Trustees' fees.              631
  Transfer agent fee payable..............            2,640
  Accrued expenses and other liabilities..           22,398
                                               ------------
    Total liabilities.....................     $     75,774
                                               ------------

NET ASSETS................................     $ 35,012,903
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 33,055,561
  Accumulated undistributed net realized loss on
   investments (computed on the basis of
   identified cost).......................         (218,986)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     2,170,010
  Undistributed net investment income.....            6,318
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 35,012,903
                                               ============
   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING...........................        3,541,124
                                               ============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $       9.89
                                               ============

See notes to financial statements

                             STATEMENT OF OPERATIONS

                          Year Ended December 31, 2004
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $  1,668,719
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    143,265
   Administrator fee (Note 3).............           28,653
   Compensation of Trustees not employees of
    the investment adviser or administrator          10,967
   Custodian fee (Note 1C)................           63,175
   Distribution expenses (Note 4).........           79,592
   Audit services.........................           25,956
   Registration costs.....................           16,932
   Transfer and dividend disbursing agent fees       15,005
   Interest expense.......................            7,245
   Legal services.........................            5,246
   Shareholder communications.............            4,865
   Printing...............................            2,061
   Miscellaneous..........................            3,226
                                               ------------
    Total expenses........................     $    406,188
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C):..     $     (6,975)
   Allocation of expenses to
    investment adviser (Note 3)...........          (31,554)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....          (65,452)
                                               ------------

    Total deductions......................     $   (103,981)
                                               ------------

    Net expenses..........................     $    302,207
                                               ------------

      Net investment income...............     $  1,366,512
                                               ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  1,091,575
  Change in unrealized depreciation
   of investments.........................       (1,418,533)
                                               ------------

   Net realized and unrealized loss
    of investments........................         (326,958)
                                               ------------

    Net increase in net assets from
     operations...........................     $  1,039,554
                                               ============



See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,

                                                                                    -------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2004                  2003
-------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $   1,366,512          $  2,448,956
     Net realized gain on investments...........................................         1,091,575             1,664,914
     Change in unrealized depreciation on investments...........................       (1,418,533)            (3,218,260)
                                                                                     --------------        --------------
       Net increase in net assets resulting from operations.....................     $   1,039,554          $    895,610
                                                                                     --------------        --------------

   Distributions to shareholders (Note 2) -
     From net investment income -
       Standard shares..........................................................     $ (1,491,857)          $ (2,349,214)
       Institutional shares (Note 9)............................................                -               (333,233)
     From net realized gain.....................................................       (1,243,047)                    --
                                                                                     --------------        --------------
       Total distributions......................................................     $ (2,734,904)          $ (2,682,447)
                                                                                     --------------        --------------


   Net increase (decrease) in net assets from Fund share transactions (Note 5) -
     Standard shares............................................................     $ (7,889,269)          $(21,111,610)
     Standard shares - issued in reorganization of Wright
       U.S. Govt. Intermediate Fund.............................................        8,266,006                  -
     Institutional shares (Note 9)..............................................           -                 (15,550,021)
                                                                                     --------------        --------------
       Net increase (decrease) in net assets from fund share transactions.......     $     376,737          $(36,661,631)
                                                                                     --------------        --------------
       Net decrease in net assets...............................................     $ (1,318,613)          $(38,448,468)
NET ASSETS:
   At beginning of year.........................................................        36,331,516            74,779,984
                                                                                     --------------        --------------
   At end of year...............................................................     $  35,012,903          $ 36,331,516
                                                                                     ==============        ==============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $       6,318          $    (84,560)
                                                                                     ==============        ==============

See notes to financial srarements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------



                                                                            Year Ended December 31,
                                                             ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2004          2003         2002        2001(4)     2000(4)
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 10.490     $  10.810    $  10.580    $  10.460    $ 10.090
                                                              ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:
   Net investment income(1)  ...............                  $  0.447     $   0.417    $   0.565    $   0.616    $  0.631
   Net realized and unrealized gain (loss)..                    (0.112)       (0.235)       0.231        0.120       0.372
                                                              ---------    ---------    ---------    ---------     ---------
       Total income from
          investment operations.............                  $  0.335     $   0.182    $   0.796    $   0.736    $  1.003
                                                              ---------    ---------    ---------    ---------     ---------

Less distributions:

   Distributions from investment income.....                  $ (0.482)    $  (0.502)   $  (0.555)   $  (0.616)   $ (0.633)
   Distributions from capital gains.........                    (0.453)        -            -           --          --
   Tax return of capital....................                     -             -           (0.011)      --          --
                                                              ---------    ---------    ---------    ---------     ---------
       Total distributions..................                  $ (0.935)    $  (0.502)   $  (0.566)   $  (0.616)   $ (0.633)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $  9.890     $  10.490    $  10.810    $  10.580    $ 10.460
                                                              =========    =========    =========    =========     =========
Total return(2) ............................                     3.29%         1.73%        7.70%        7.18%       10.31%
Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $  35,013    $  36,332    $  59,077    $  54,966     $68,015
   Ratio of net expenses to average net assets                    0.97%        0.95%        0.97%(3)    0.95%(3)(6)  0.95%(3)(6)

   Ratio of net expenses after custodian fee
     reduction to average net assets(6) ....                     0.95%         0.95%        0.95%(3)(7)     --          --
   Interest expense.........................                     0.02%         0.01%           --           --          --
   Ratio of net investment income
      to average net assets.................                     4.29%         4.43%        5.28%        5.83%       6.22%
   Portfolio turnover rate .................                       27%           20%          36%(5)        4%(5)       6%(5)

----------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended  December 31,  2004,  2003,  2002,  2001,  and 2000,  the
   operating expenses of the fund were reduced by an allocation of expenses to the investment adviser or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2004          2003         2002         2001         2000
                                                             ------------------------------------------------------------------

     Net investment income per share........                  $  0.410     $   0.401    $   0.555    $   0.609     $  0.629
                                                              =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):
       Expenses ............................                     1.28%         1.12%        1.06%(3)     1.02%(3)     0.97%(3)
                                                              =========    =========    =========    =========     =========
       Expenses after custodian fee reduction                    1.25%         1.12%        1.04%(3)(7)  --          --
                                                              =========    =========     =========    =========     =========
       Interest expense.....................                     0.02%         0.01%         --            --          --
                                                              =========    =========    =========    =========     =========
       Net investment income................                     3.99%         4.26%        5.19%        5.76%        6.20%
                                                              =========    =========    =========    =========     =========

-------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.(Note 1)
(4)Certain of the per share data are based on average shares outstanding.
(5)Represents portfolio turnover rate at the fund's corresponding portfolio.(Note 1)
(6)Under a written  agreement  in effect for the  current  fiscal  year,  Wright waives all or a portion of either its advisory and/or  distribution  fees and assumes operating expenses to the extent necessary to limit expense ratios to
   0.95% after custodian fee credits are applied.
(7)Custodian fees were reduced by credits  resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1C). The computation of net  expenses  to average  daily net  assets  reported  above is  computed without consideration of such credits.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Government Near Term Fund (WNTB) series, Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB seeks a high level of income, which is normally above that available from short-term money market instruments or funds. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal. Prior to December 20, 2002, WNTB and WCIF invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolio and maintain the same investment objective.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

B. Interest Income - Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities. The income is accrued ratably to the date of maturity on the investments of the funds.

C. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Funds. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2004, the Trust, for federal income tax purposes, had capital loss carryovers of $1,114,851 (WNTB), $1,755,347 (WTRB) and $274,864 (WCIF)
     which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

     12/31                              WNTB         WTRB         WCIF
-------------------------------------------------------------------------------

     2006                             $37,825        --           --
     2007                             297,581        --           --
     2008                             273,806    $1,246,741       --
     2010                               --          508,606       --
     2012                             505,639        --        $274,864

     At December 31, 2004, net capital losses of $32,603 for WNTB and $6,402 for WCIF, attributable to security transactions incurred after October 31, 2004, are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.


(2)DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

     Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2004, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gain.

                               Accumulated     Undistributed
                            Undistributed Net       Net
               Paid-In        Realized Gain     Investment
               Capital       on Investments       Income
-------------------------------------------------------------------------------

WTRB             $ (1)         $(266,789)         $266,790
WCIF           147,612          (363,835)          216,223
WNTB          (17,882)          (408,269)          426,151

-------------------------------------------------------------------------------

     The tax character of distributions paid for the year ended December 31, 2004 and December 31, 2003 was as follows:

Year Ended 12/31/04         WTRB        WCIF        WNTB
-------------------------------------------------------------------------------

Distributions declared from:
   Ordinary income       $1,696,335  $1,491,857   $735,924
   Capital gains              -      $1,243,047       -
-------------------------------------------------------------------------------


Year Ended 12/31/03         WTRB        WCIF        WNTB
-------------------------------------------------------------------------------

Distributions declared from:
   Ordinary income       $1,734,662  $2,636,854   $914,506
   Capital gains              -          45,893        380
-------------------------------------------------------------------------------
     As of December 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                        WTRB        WCIF        WNTB
-------------------------------------------------------------------------------

Undistributed income                  $14,772      $6,318           -
Undistributed capital gains                 -      68,900           -
Capital loss carryforward          (1,755,347)   (274,864)    $(1,114,851)
Unrealized gains/(loss)               154,898   2,163,390        (345,062)
Other temporary differences           (24,444)     (6,402)        (32,603)
-------------------------------------------------------------------------------


(3)INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2004, the effective annual rate for WNTB, WCIF, and WTRB was 0.45 %. Under a written agreement, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee reductions, if any. Accordingly, Wright made a reduction of its investment adviser fee by $38,546 on behalf of WNTB. In addition, Wright has been allocated expenses of $1,318, $20,755, and $31,554 on behalf of WNTB, WTRB and WCIF, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2004, the effective annual rate was 0.09% for WNTB, 0.07% for WTRB, and 0.09% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the average daily net assets of each fund for activities primarily intended to result in the sale of each fund's shares. Pursuant to a written agreement (Note 3), the Principal Underwriter made a reduction of its fee by $59,301, $67,098, and $65,452 for the benefit of WNTB, WTRB and WCIF, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each fund's shares. The amount of service fee payable under the Service Plan may not exceed 0.25% annually of each fund's average daily net assets. For the year ended December 31, 2004, the funds did not accrue or pay any service fees.

 (5)SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                      Year Ended                       Year Ended
                                                                   December 31, 2004                December 31, 2003
                                                            ----------------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
----------------------------------------------------------------------------------------------------------------------------


Wright U.S. Government Near Term Fund--
     Sold.................................................     499,602    $   5,040,521       1,235,965     $  12,845,606
     Issued to shareholders in payment of
       distributions declared.............................      52,428          529,329          61,296           635,839
     Redemptions..........................................  (1,079,475)     (10,918,238)     (1,835,158)      (19,044,704)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................    (527,445)   $  (5,348,388)       (537,897)    $  (5,563,259)
                                                            ===========   ==============     ===========    ==============


Wright Total Return Bond Fund--
     Sold.................................................     673,399    $   8,596,949       1,205,393     $  15,614,387
     Issued to shareholders in payment of
       distributions declared.............................     108,451        1,384,717         106,037         1,375,694
     Redemptions..........................................  (1,077,968)     (13,712,106)     (1,051,037)      (13,631,293)
                                                            -----------   --------------     -----------    --------------
         Net increase/(decrease)..........................    (296,118)   $  (3,730,440)        260,393     $   3,358,788
                                                            ===========   ==============     ===========    ==============


Wright Current Income Fund -- Standard Shares
     Sold.................................................   1,231,990    $  12,684,308       1,044,836     $  11,086,467
     Issued to shareholders in payment of
       distributions declared.............................     159,979        1,619,251         103,674         1,101,063
     Redemptions..........................................  (2,153,390)     (22,192,828)     (3,146,463)      (33,299,140)
     Issued to Wright U.S. Govt. Intermediate
       Fund shareholders..................................     837,488        8,266,006           -                -
                                                            -----------   --------------     -----------    --------------
         Net increase/(decrease)..........................      76,067    $     376,737      (1,997,953)    $ (21,111,610)
                                                            ===========   ==============     ===========    ==============


Wright Current Income Fund -- Institutional Shares
     Sold.................................................           -    $           -         394,118     $   4,020,000
     Issued to shareholders in payment of
      distributions declared..............................           -                -          27,597           282,568
     Redemptions..........................................           -                -      (1,948,242)      (19,852,589)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................           -    $           -      (1,526,527)    $ (15,550,021)
                                                            ===========   ==============     ===========    ==============


(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                           Year Ended December 31, 2004
                      --------------------------------------
                         WNTB         WTRB         WCIF
-------------------------------------------------------------------------------

Purchases--
Non-U.S.
Obligations          $1,892,754   $7,298,251   $      -
                     ==========   ==========    ==========

U.S. Gov't
Obligations         $30,550,706  $17,768,510    $8,490,164
                     ==========   ==========    ==========

Sales --
Non-U.S. Gov't
Obligation              $48,863   $7,116,041   $       -
                     ==========   ==========    ==========

U.S. Gov't
Obligations         $37,844,653  $21,776,973   $17,651,798
                     ==========   ==========    ==========


-------------------------------------------------------------------------------

 (7)FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2004, as computed on a federal income tax basis, are as follows:

                         WNTB         WTRB         WCIF
-------------------------------------------------------------------------------

Aggregate
 cost              $21,668,745  $37,490,049   $32,388,852
                   ===========  ===========   ===========

Gross unrealized
 appreciation            6,005      133,983     2,239,123

Gross unrealized
 depreciation         (351,067)    (288,881)      (75,733)
                    -----------  -----------   -----------

Net unrealized
 appreciation/
 (depreciation)       (345,062)    (154,898)    2,163,390
                    ===========  ===========   ===========


-------------------------------------------------------------------------------


(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the year ended December 31, 2004.

(9)  CLASS ELIMINATION

     The Institutional Share class of the Wright Current Income Fund (WCIF) was fully liquidated on May 20, 2003.

(10) TRANSFER OF NET ASSETS

     Prior to the opening of business on December 29, 2004, the Wright Current Income Fund (WCIF) acquired the net assets of Wright U.S. Government Intermediate Fund (WUSGI) pursuant to an Agreement and Plan of Reorganization dated December 20, 2004. In accordance with the agreement, WCIF issued 837,488 shares having a value of $8,266,006. As a result, WCIF issued 1.303 shares for each share of WUSGI. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. WUSGI's net assets at the date of the transaction was $8,266,006, including $(41,372) of unrealized depreciation. Directly after the merger, the combined net assets of WCIF were $34,959,687 with a net asset value of $9.87.

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Independent Auditors' Report

         To the Trustees and Shareholders of
         The Wright Managed Income Trust:

         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Income Trust (the "Trust"), comprising the Wright U.S. Government Near Term Fund, Wright Total Return Bond Fund, and Wright Current Income Fund (the "Funds"), as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with standards of the Public Company Accounting Oversight board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Wright Managed Income Trust as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         February 11, 2005

MANAGEMENT AND ORGANIZATION (unaudited)
------------------------------------------------------------------------------



FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and principal officer is 255 State Street, Boston, Massachusetts 02109.

Definitions:
-----------

"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.


                                                                                              Number of      Other Trustee/
                                         Term*                                                Portfolios in  Director/
Name,                    Position(s)     of Office                                            Fund Complex   Partnership/
Address                  with the        and Length     Principal Occupation                  Overseen       Employment
and Age                  [Trust/Fund]    of Service     During Past Five Years                By Trustee     Positions Held
-----------------------------------------------------------------------------------------------------------------------------------


Interested Trustees

H. Day Brigham, Jr.**    Vice President, Vice President,   Director of Wright and Winthrop since    6            Director of
Age   78                 Secretary       Secretary and     February 1997; Retired Vice President,                Wright and
                         and             Trustee           Chairman of the Management Committee                  Winthrop
                         Trustee         since             and Chief Legal Officer of Eaton Vance
                                         Inception         Corp.; Vice President and Secretary of
                                                           6 funds managed by Wright

-----------------------------------------------------------------------------------------------------------------------------------

Peter M. Donovan***      President      President         Chairman and Chief Executive Officer and    6            Director of
Age   61                 and            and Trustee       Director of Wright and Winthrop; Chairman                Wright and
                         Trustee        since             of the Investment Committee; Vice President,             Winthrop
                                        Inception         Treasurer and a Director of WISDI; President
                                                          of 6 funds managed by Wright

----------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III****      Vice President Vice President    President, AM Moody Consulting LLC          6             None
Age   68                 and            of the Trusts     since July 1, 2003; Vice President of 6 funds
                         Trustee        since  December,  managed  by  Wright;Retired  Senior  Vice
                                        1990;Trustee of   President   of  Wright   and   Winthrop;
                                        the Trusts since  Retired President  of WISDI.
                                        January, 1990



-------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

** Mr. Brigham is an interested person of the Trusts because of his positions as Vice President and Secretary of the Trusts and a Director of Wright and Winthrop.

*** Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Vice President, Treasurer and a Director of WISDI.

**** Mr. Moody is an interested person of the Trusts because of his positions as Vice President of the Trusts and his affiliation as a consultant to Wright.

-------------------------------------------------------------------------------





Independent Trustees

James J. Clarke          Trustee        Trustee           Principal, Clarke Consulting            6                None
Age   63                                since             (financial management and
                                        December, 2002    strategic planning)

------------------------------------------------------------------------------------------------------------------------------

Dorcas R. Hardy          Trustee        Trustee           President, Dorcas R. Hardy & Associates  6               None
Age   58                                since             (a public policy and government relations
                                        December,1998      firm)Spotsylvania,VA;
                                                          Director,  The Options Clearing Corporation
                                                          and First Coast Service Options,
                                                          Jacksonville, FL 1996-1998  -  Chairman
                                                          and CEO of Work Recovery, Inc.(an advanced
                                                          rehabilitation technology firm)Tucson, AZ

-------------------------------------------------------------------------------------------------------------------------------

Richard E. Taber         Trustee        Trustee since     Chairman and Chief Executive             6               None
Age   56                               March, 1997       Officer of First County Bank,
                                                          Stamford, CT

----------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Judith R. Corchard       Vice President Vice President    Executive Vice President, Investment
Age   66                 and Chief      of the Trusts     Management; Senior Investment Officer
                         Compliance     since June, 1998; and Director of Wright and Winthrop;
                         Officer                          Vice President of 6 funds managed
                                                          by Wright

----------------------------------------------------------------------------------------------------------------------------------

James L. O'Connor        Treasurer     Treasurer of       Vice President Eaton Vance Management;
Age 59                                 the Trusts         Administrator for the funds;Officer of
                                       since April 1989;  6  funds   managed  by Wright  and  117  funds
                                                          managed by Eaton Vance and its affiliates.

----------------------------------------------------------------------------------------------------------------------------------

Additional information about the Funds' Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling 1-800-888-9471.

          IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDERS DOCUMENTS
-------------------------------------------------------------------------------


The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.

Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.



                      PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------


From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-888-9471. This description will also be available on the Securities and Exchange Commissions website at http://www.sec.gov. after May 1, 2005.

Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road, Milford, CT  06460




ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Richard E. Taber, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER
         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         Forum Shareholder Services, LLC
         Two Portland Square
         Portland, ME 04101

         INDEPENDENT AUDITORS
         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
        ------------
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and filings or engagements for those fiscal years were as follows: 2004: $74,100 and 2003: $70,500.

(b)      Audit-Related Fees
        --------------------
         None.

(c)      Tax Fees
         --------
         The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were 2004: $11,000 and 2003: $11,000. The nature of the services comprising these fees was tax compliance, tax advice and tax planning including fees for tax return preparation.

(d)      All Other Fees
        ---------------
         None.

         (e) (1) The registrant's audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant's audit committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

             (2)      Not applicable.

         (f)      Not applicable.

         (g)      Not applicable.

         (h)      Not applicable.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in Filing

ITEM 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in Filing

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240.14a-101), or this Item.

 ITEM 11. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a)  (1) Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)  (2) Treasurer's and President's Section 302 certification.
(b)      Combined 906 certification.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE WRIGHT MANAGED EQUITY TRUST (ON BEHALF OF WRIGHT SELECTED BLUE CHIP EQUITIES FUND, WRIGHT MAJOR BLUE CHIP EQUITIES FUND AND WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND)



By:      /s/ Peter M. Donovan
         ---------------------
         Peter M. Donovan
         President

Date: February 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ James L. O'Connor
         ---------------------
         James L. O'Connor
         Treasurer

Date: March 1, 2005


By:     /s/Peter M. Donovan
        -------------------
         Peter M. Donovan
         President

Date:February 28, 2005